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                                                                   Exhibit 10.39


          INDENTURE OF LEASE made as of this     day of March, 2000, between 622
BUILDING COMPANY LLC, a New York limited liability company, having an office at 750 Lexington Avenue, New York, New York 10022 ("Landlord") and CMGI Inc., a Delaware corporation having an office at 100 Brickstone Square, Andover, Massachusetts 01810 ("Tenant").

                             W I T N E S S E T H :

                                   ARTICLE 1

                                Premises; Term

          Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the following space ("Demised Premises"): the entire 9/th/ and 11/th/ and part of the 10th floors as shown crosshatched on the floor plan (Schedule A) attached hereto, in the office building known as and by the street number 622 Third Avenue, in the Borough of Manhattan, City and State of New York ("Building"), upon and subject to the terms, covenants and conditions hereafter set forth.

          TO HAVE AND TO HOLD the Demised Premises unto Tenant for a term commencing on March 15, 2000 (the "Commencement Date") (subject to Section 2.01) and ending on August 31, 2007 (the "Expiration Date"), or on such earlier date upon which said term may expire or terminate pursuant to the conditions of this Lease or pursuant to law.

          IT IS MUTUALLY COVENANTED AND AGREED between Landlord and Tenant as follows:

                                   ARTICLE 2

                             Commencement of Term

          Section 2.01. The term of this Lease, for which the Demised Premises are hereby leased, shall commence on the Commencement Date, and the Landlord shall deliver possession of the Demised Premises on the Commencement Date and deliver a countersigned original of this Lease on or before such date. Delivery of possession of the Demised Premises includes delivery of keys and reasonable access to and from all portions of the Demised Premises.

          Section 2.02. Tenant has fully inspected the Demised Premises, is familiar with the condition thereof and agrees to accept possession of the same on the Commencement Date. Landlord shall not be required to do any work therein to make the same suitable for the operation of Tenant's business.

                                       1
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          Section 2.03.  Promptly after the Commencement Date, Landlord and
Tenant shall execute a statement in recordable form confirming the agreed upon Commencement and Expiration Dates of this Lease, in accordance with the foregoing provisions.

                                   ARTICLE 3

                                     Rent

          Section 3.01. Tenant shall pay as rent for the Demised Premises, the following:

               (a) a fixed minimum rent (the "minimum rent") at the annual rate of $3,375,000.00 per annum (or $281,250.00 per month), provided if the Commencement Date is not the first day of a month, then the minimum rent for such month shall be prorated; and

               (b) all other sums and charges required to be paid by Tenant under the terms of this Lease (including without limitation, the payments required to be made under Article 22), which shall be deemed to be and are sometimes referred to hereafter as additional rent.

          Section 3.02. Notwithstanding the provisions of Section 3.01 hereof and provided Tenant is not then in default under any of the provisions of this Lease on its part to be performed, Tenant shall be entitled to an abatement of the minimum rent only as follows: the amount of $281,250.00 for each of the 1/st/, 2/nd/, 3/rd/, 37/th/ and 49/th/ full months of the term succeeding the Commencement Date. Tenant acknowledges that the consideration for the aforesaid abatement of minimum rent is Tenant's agreement to perform all of the terms, covenants and conditions of this Lease on its part to be performed. Tenant shall be required to pay additional rent from and after the Commencement Date.

          Section 3.03. The minimum rent shall be payable in equal monthly installments in advance on the first day of each and every month during the term of this Lease, except that the amount of $281,250.00 shall be paid upon the execution of this Lease and applied to the payment of minimum rent for the fourth (4th) full month of the term.

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          Landlord and Tenant agree that Tenant shall pay minimum rent, additional rent and other amounts now due or hereafter to become due to the Landlord or its agents as provided for in this Lease, (as and when due) directly to the following lock-box account:

                    622 Building Company LLC
                    P.O. Box 41007
                    Newark, New Jersey 07101-8700

All rent checks shall be made payable to 622 Building Company LLC.

          Section 3.04. Tenant shall pay the minimum rent and additional rent in lawful money of the United States which shall be legal tender for the payment of all debts, public and private, at the time of payment.

          Section 3.05. The minimum rent and additional rent shall be payable by Tenant without any set-off, abatement or deduction whatsoever and without notice or demand, except as otherwise expressly provided herein.

                                   ARTICLE 4

                                      Use

          Section 4.01. Tenant shall use and occupy the Demised Premises for administrative, executive and general office purposes only, including a data center and computer room.

          Section 4.02. Notwithstanding the provisions of Section 4.01, Tenant shall not use or allow the use of the Demised Premises or any part thereof (1) for the cooking and/or sale of food, except that Tenant may have a coffee maker and warm foods through a microwave; (2) for storage for sale of any alcoholic beverage in the Demised Premises; (3) for the storage and/or sale of any product or material from the Demised Premises; (4) for manufacturing or printing purposes; (5) for the conduct of a school or training facility or similar type of business which results in the presence of the general public in the Demised Premises, except that Tenant may have training classes for its personnel incidental to its business; (6) for the conduct of the business of an employment agency or personnel agency; (7) for the conduct of any public auction or public exhibition; (8) for occupancy by a foreign, United States, state, municipal or other governmental or quasi-governmental body, agency or department or any authority or other entity which is affiliated therewith or controlled thereby and which has diplomatic or sovereign immunity or the like with respect to a commercial lease; (9) for messenger or delivery service (excluding Tenant's own employees or outside services); (10) as a public stenographer or typist; (11) as a telephone or telegraph agency, except that Tenant as an incident to its business may have audio visual and closed circuit television facilities and other types of telecommunication equipment; (12) as a company engaged in the business of renting office(s) or desk space in the Demised Premises; (13) as medical offices or a laboratory; (14)


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as a travel agency; (15) as a dating service; (16) as a restaurant; (17) as a night club, discotheque, arcade or like kind establishments; (18) as a public or quasi-public health facility, radiation treatment facility, methadone clinic or other drug related clinic, abortion clinic, or for any practice conducted in or through the format of a clinic; (19) as a pawn shop; (20) as an off-track betting parlor; (21) as a homeless shelter, soup kitchen or similar use; (22) for the sale or display or pornographic products or services; (23) for the use or storage of flammable liquids or chemicals (unless incidental to a permitted use); (24) as a funeral parlor; (25) for the sale or grooming of pets; or (26) for any form of spiritualist services, such a fortune telling or reading. Furthermore, the Demised Premises shall not be used for any purpose that would, in Landlord's reasonable judgment, create unreasonable or excessive elevator or floor loads, impair or interfere with any of the Building operations or the proper and economic heating, air-conditioning, cleaning or any other services of the Building, interfere with the use of the other areas of the Building by any other tenants, or impair the appearance of the Building. Neither Tenant nor any person within Tenant's control shall use, generate, store, treat and/or dispose of any Hazardous Materials (as hereinafter defined) in, on, under or about the Demised Premises, except for small quantities customarily used in offices and in compliance with all applicable laws.

          Section 4.03. If any governmental license or permit, other than a Certificate of Occupancy or any license or permit required for the proper and lawful conduct of Tenant's business in the Demised Premises, or any part thereof, and if failure to secure such license or permit would in any way affect Landlord, Tenant, at its expense, shall duly procure and thereafter maintain such license or permit and submit the same for inspection by Landlord. Tenant shall at all times comply with the terms and conditions of each such license or permit.

          Section 4.04. Tenant shall not at any time use or occupy, or permit anyone to use or occupy, the Demised Premises, or do or permit anything to be done in the Demised Premises, in violation of the Certificate of Occupancy, for the Demised Premises or for the Building, and will not permit or cause any act to be done or any condition to exist on the Demised Premises which may be dangerous unless safeguarded as required by law, or which in law constitutes a nuisance, public or private, or which may make void or voidable any insurance then in force covering the Building and building equipment.

          Section 4.05. Landlord represents that the existing Certificate of Occupancy permits the use of the Demised Premises for the purposes set forth in
Section 4.01, and that Landlord shall not change the Certificate of Occupancy to prohibit such uses.

                                   ARTICLE 5

                             Alterations, Fixtures

          Section 5.01. Tenant, without Landlord's prior consent, shall make no structural alterations, installations, additions, or improvements in or to the Demised Premises ("work") including, but not limited to, an air-conditioning or cooling system, or any unit or part


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thereof or other apparatus of like or other nature, railings, mezzanine floors, galleries and the like. However, Tenant may make non-structural interior work, subject to Landlord's prior written consent which shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Tenant, without Landlord's consent but subject to Landlord's approval of contractors, may make non-structural interior work which does not affect the structural integrity of the Building or the Building systems, does not affect the other tenants in the Building, does not violate any mortgage, does not cost more than $50,000 in the aggregate during any twelve (12) month period, and Tenant has given not less than ten (10) days prior notice thereof. With respect to any work requiring Landlord's approval and performance by any contractor other than Landlord, Tenant shall pay to Landlord ten (10%) percent of the cost of such work for supervision, coordination and other expenses incurred by Landlord in connection therewith. However, such ten (10%) percent charge shall not apply to Tenant's initial work in the Demised Premises nor does it apply to painting, wallcovering, carpeting or furnishings. Tenant acknowledges that the ICIP Program (as hereinafter defined) may impose requirements with respect to the hiring and training practices, among other matters, of contractors and subcontractors engaged to perform certain work in the Building for Tenant (collectively, herein called "Tenant's Contractors"). To the extent required by law, Tenant shall use Tenant's Contractors (subject to Landlord's approval ) that qualify under the applicable requirements of the ICIP Program for the performance of Tenant's initial work and any subsequent alterations to the Demised Premises and Tenant will require Tenant's Contractors to comply with the provisions of the ICIP Program. If Landlord is notified of any violation of the ICIP Program by Tenant's Contractors (to the extent such contractors are required by law to comply with the ICIP Program) Landlord shall promptly advise Tenant, and Tenant shall take all necessary actions to cure such violations. Workers' compensation and public liability insurance and property damage insurance, all in amounts and with companies and/or forms reasonably satisfactory to Landlord, shall be provided and at all times maintained by Tenant's contractors engaged in the performance of the work, and before proceeding with the work, certificates of such insurance shall be furnished to Landlord. If consented to by Landlord, all such work shall be done at Tenant's sole expense and in full compliance with all governmental authorities having jurisdiction thereover. Upon completion of such work, Tenant shall deliver to Landlord full scale "as built" plans for the same. Landlord upon request of Tenant, will waive its right to any lien upon Tenant's trade fixtures and equipment, in such form as shall be reasonably acceptable to Landlord. All work affixed to the realty or if not so affixed but for which Tenant shall have received a credit, shall become the property of Landlord, subject to Tenant's right to replace same during the term hereof with items of equal quality class and value, and shall remain upon, and be surrendered with, the Demised Premises as a part thereof at the end of the term or any renewal or extension term, as the case may be, without allowance to Tenant or charge to Landlord, unless Landlord elects otherwise on notice to Tenant given at the time that Landlord has consented to the work. However, if Landlord shall elect at the time Tenant requests consent to any work, otherwise, Tenant at Tenant's expense, at or prior to any termination of this Lease, shall remove all such work or such portion thereof as Landlord shall elect and Tenant shall restore the Demised Premises to its original condition, reasonable wear and tear excepted, at Tenant's expense. However, Tenant shall not be obligated to remove its initial work in the Demised Premises. If any Building facilities or services, including but not

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limited to air-conditioning and ventilating equipment installed by Landlord, are adversely affected or damaged by reason of the work by Tenant, Tenant, at its expense, shall repair such damage to the extent such damage has been caused by Tenant's work and shall correct the work so as to prevent any further damage or adverse effect on such facilities or services.

          Section 5.02. Prior to commencing any work pursuant to the provisions of Section 5.01, Tenant shall furnish to Landlord:

               (a) Plans and specifications for the work to be done. However, if Landlord fails to respond to Tenant's request for Landlord's consent to the work within ten (10) business days after its receipt of such request together with all required information, then Landlord shall be deemed to have consented thereto.

               (b) Copies of all governmental permits and authorizations which may be required in connection with such work.

               (c) A certificate evidencing that Tenant (or Tenant's contractor) has procured workers' compensation insurance covering all persons employed in connection with the work who might assert claims for death or bodily injury against Landlord, Tenant, any mortgagee or the Building.

               (d) Such additional personal injury and property damage insurance (over and above the insurance required to be carried by Tenant pursuant to the provisions of Section 9.03) as Landlord may reasonably require because of the nature of the work to be done by Tenant.

               (e) With respect to Tenant's work, other than Tenant's initial work, exceeding the cost of $50,000, a bond or other security satisfactory to Landlord, in the amount of one hundred ten (110%) percent of the aggregate cost of the work, to insure completion of such work.

          Section 5.03. Where furnished by or at the expense of Tenant (except the replacement of an item theretofore furnished and paid for by Landlord or for which Tenant has received a credit), all movable property, furniture, furnishings, roller files, equipment and trade fixtures ("personalty") other than those affixed to the realty in such manner as to cause material damage upon its removal, shall remain the property of and shall be removed by Tenant on or prior to any termination or expiration of this Lease, and, in the case of damage by reason of such removal, Tenant, at Tenant's expense, promptly shall repair the damage. If Tenant does not remove any such personalty, Landlord, after two
(2) business days notice to Tenant, at its election, (a) may cause the personalty to be removed and placed in storage at Tenant's expense or (b) may treat the personalty as abandoned and may dispose of the personalty as it sees fit without accounting to Tenant for any proceeds realized upon such disposal.

          Section 5.04. Tenant agrees that the exercise of its rights pursuant to the

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provisions of this Article 5 shall not be done in a manner which would create any work stoppage, picketing, labor disruption or dispute or violate Landlord's union contracts affecting the Building or interfere with the business of Landlord or any Tenant or occupant of the Building. In the event of the occurrence of any condition described above arising from the exercise by Tenant of its right pursuant to the provisions of this Article 5, Tenant shall, immediately upon notice from Landlord, cease the manner of exercise of such right giving rise to such condition. In the event Tenant fails to cease such manner of exercise of its rights as aforesaid, Landlord, in addition to any rights available to it under this Lease and pursuant to law, shall have the right to injunction. With respect to Tenant's work, Tenant shall make all arrangements for, and pay all expenses incurred in connection with, use of the freight elevators servicing the Demised Premises during those hours other than as provided in Section 21.01(a) in accordance with Landlord's customary charges therefor.

                                   ARTICLE 6

                                    Repairs

          Section 6.01. Except as provided in Articles 10 and 14, Tenant shall take good care of the Demised Premises and the fixtures wholly contained therein and all portions of the HVAC, mechanical, plumbing and electrical systems wholly contained within and exclusively serving the Demised Premises, and at its sole cost and expense make all repairs thereto as and when needed to preserve them in
good working order and condition.   All damage or injury to the Demised Premises
or the Building or to any building equipment or systems caused by Tenant moving property in or out of the Building or by installation or removal of personalty or resulting from negligence or conduct of Tenant, its employees, agents, contractors, customers, invitees and visitors, shall be repaired, promptly by Tenant at Tenant's expense, and whether or not involving structural changes or alterations, to the satisfaction of Landlord. All repairs shall include replacements or substitutions where necessary and shall be at least equal to the quality, class and value of the property repaired, replaced or substituted and shall be done in a good and workmanlike manner.

          Section 6.02. Landlord, at its expense, shall maintain and make all repairs and replacements, structural and otherwise, to the exterior and public portions of the Building, the Building systems up to its connection with the Demised Premises, and to the Demised Premises, unless Tenant is required to make them under the provisions of Section 6.01 or unless required as a result of the performance or existence of alterations performed by Tenant or on Tenant's behalf, in which event Tenant, at its expense, shall perform such maintenance, repairs or replacements. Tenant shall notify Landlord of the necessity for any repairs for which Landlord may be responsible in the Demised Premises under the provisions of this Section. Landlord shall have no liability to Tenant by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's making any repairs or changes which Landlord is required or permitted by this Lease, or required by law, to make in or to any portion of the Building or the Demised Premises, or in or to the fixtures, equipment or appurtenances of the Building or the Demised Premises. Notwithstanding the foregoing,

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Landlord shall use reasonable efforts to make such repairs or changes in a manner to minimize its interference with the normal conduct of Tenant's business, provided Landlord shall not be required to employ overtime or premium labor.

          Section 6.03. Tenant shall not store or place any materials or other obstructions in the lobby or other public portions of the Building, or on the sidewalk abutting the Building.

                                   ARTICLE 7

                               Floor Load; Noise

          Section 7.01. Tenant shall not place a load upon any floor of the Demised Premises which exceeds the load per square foot which such floor was designed to carry (50 lbs. live per square foot).

          Section 7.02. Business machines and mechanical equipment belonging to Tenant which cause noise, vibration or any other nuisance that may be transmitted to the structure or other portions of the Building or to the Demised Premises, to such a degree as to be objectionable to Landlord or which interfere with the use or enjoyment by other tenants of their premises or the public portions of the Building, shall be placed and maintained by Tenant, at Tenant's expense, in settings of cork, rubber or spring type vibration eliminators sufficient to eliminate such objectionable or interfering noise or vibration.

                                   ARTICLE 8

             Laws, Ordinances, Requirements of Public Authorities

          Section 8.01. (a) Subject to the provisions of this Article 8, Tenant, at its expense, shall comply with all laws, orders, ordinances, rules and regulations and directions of Federal, State, County and Municipal authorities and departments thereof having jurisdiction over the Demised Premises and the Building, including but not limited to the Americans With Disabilities Act ("Governmental Requirements"), referable to Tenant or the Demised Premises, arising by reason of Tenant's particular manner of use of the Demised Premises (other than in contradistinction merely for the office uses permitted in Section 4.01) or any installations made therein by or at Tenant's request, or any default by Tenant under this Lease.

               (b) Except as otherwise provided herein, Tenant covenants and agrees that Tenant shall, at Tenant's sole cost and expense, comply at all times with all Governmental Requirements governing the use, generation, storage, treatment and/or disposal of any "Hazardous Materials" (which term shall mean any biologically or chemically active or other toxic or hazardous wastes, pollutants or substances, including, without limitation, asbestos, PCBs,

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     petroleum products and by-products, substances defined or listed as
     "hazardous substances" or "toxic substances" or similarly identified in or pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S) 9601 et seq., and as hazardous wastes under the Resource Conservation and Recovery Act, 42 U.S.C. (S) 6010 et seq., any chemical substance or mixture regulated under the Toxic Substance Control Act of 1976, as amended, 15 U.S.C. (S) 2601 et seq., any "toxic pollutant" under the Clean Water Act, 33 U.S.C. (S) 466 et seq., as amended, any hazardous air pollutant under the Clean Air Act, 42 U.S.C. (S) 7401 et seq., hazardous materials identified in or pursuant to the Hazardous Materials Transportation Act, 49 U.S.C. (S) 1802 et seq., and any hazardous or toxic substances or pollutant regulated under any other Governmental Requirements). Tenant shall agree to execute, from time to time, at Landlord's request, affidavits, representations and the like concerning Tenant's best knowledge and belief regarding the presence of Hazardous Materials in, on, under or about the Demised Premises, the Building or the Land. Tenant shall indemnify and hold harmless Landlord, its partners, officers, shareholders, members, directors and employees, Overlandlord and any mortgagee (collectively, the "Indemnitees"), from and against any loss, cost, damage, liability or expense (including attorneys' fees and disbursements) arising by reason of any cleanup, removal, remediation, detoxification action or any other activity required or recommended of any Indemnitees by any government authority by reason of the presence in or about the Land, the Building or the Demised Premises of any Hazardous Materials, as a result of or in connection with the act or omission of Tenant or any person or entity within Tenant's control or the breach of this Lease by Tenant or any person or entity within Tenant's control. The foregoing covenants and indemnity shall survive the expiration of any termination of this Lease. Tenant, at its own cost and expense, may contest, in any manner permitted by Governmental Requirements (including appeals to a court, governmental department or authority having jurisdiction), the validity or the enforcement of any Government Requirements which Tenant is required to comply, and may defer compliance, provided that (i) such non-compliance shall not subject Landlord to criminal prosecution or subject the Land and/or Building to sale or any lien, unless Tenant posts a bond to remove such lien, (ii) Tenant shall indemnify Landlord against any cost, damage or injury from such non-compliance, and if any mortgagee shall require, Tenant shall deliver a surety bond by a surety company approved by such mortgagee and Landlord with respect to such indemnity, and (iii) Tenant shall promptly, diligently and continuously prosecute such contest. Landlord, at no expense to Landlord, shall cooperate with Tenant and execute any required documents, provided Landlord is reasonably satisfied that the facts set forth in such documents are accurate.

               (c) Landlord, at its expense, shall comply with and cure Governmental Requirements relating to the public portions of the Building and to the Demised Premises, provided that Tenant is not obligated to comply with them under the provisions of subdivision (a) of this Section. Landlord, at its expense, may contest the validity of any Governmental Requirements and postpone compliance therewith pending such contest.

               (d) Landlord represents that on the Commencement Date the Demised Premises will be free of Hazardous Materials and in compliance with applicable Governmental Requirements. Landlord, at its expense, agrees to remedy any condition arising out of a breach of the representations contained in this subdivision (d) and agrees to indemnify and hold Tenant harmless from and against any costs, expenses and damages arising out of a breach of such representations.

          Section 8.02. If Tenant receives written notice of any violation of any Governmental Requirements applicable to the Demised Premises, it shall give prompt notice thereof to Landlord.

          Section 8.03. Tenant will not clean, nor allow any window in the Demised Premises to be cleaned, from the outside in violation of Section 202 of the Labor Law or the rules of the Board of Standards and Appeals or of any other board or body having or asserting jurisdiction.

                                   ARTICLE 9

                                   Insurance

          Section 9.01. Provided Tenant has notice of the applicable provisions, Tenant shall not do or permit to be done any act or thing in or upon the Demised Premises which will invalidate or be in conflict with the Certificate of Occupancy for the Building or the terms of the insurance policies covering the Building and the property and equipment therein; and, subject to
Section 8.01, Tenant, at its expense, shall comply with all rules, orders, regulations and requirements of the New York Board of Fire Underwriters or any other similar body having jurisdiction, and of the insurance carriers, and shall not knowingly do or permit anything to be done in or upon the Demised Premises in a manner which increases the rate of insurance for the Building or any property or equipment therein over the rate in effect on the Commencement Date, provided further that nothing in this Section shall prohibit the uses permitted under Section 4.01.

          Section 9.02. If, by reason of Tenant's failure to comply with the provisions of Section 9.01 or any of the other provisions of this Lease, the rate of insurance for the Building or the property and equipment of Landlord shall be higher than on the Commencement Date, Tenant shall pay to Landlord any additional or increased insurance premiums to the extent resulting therefrom thereafter paid by Landlord, and Tenant shall make such payment forthwith on demand of Landlord. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make up" of any insurance rate for the Building or Demised Premises issued by the New York Fire Insurance Exchange, or other body establishing fire insurance rates for the Building, shall be conclusive evidence of the facts therein stated and of the several items and charges in the insurance rates then applicable to the Building or Demised Premises.

          Section 9.03. (a) Tenant covenants to provide on or before the Commencement Date and to keep in force during the term hereof, the following insurance coverage:

                   (i) For the benefit of Landlord, Tenant and any mortgagee, a commercial policy of liability insurance protecting and indemnifying Landlord, Tenant and any mortgagee against any and all claims for personal injury, death or property damage occurring upon, in or about the Demised Premises, and the public portions of the Building in connection with any act of Tenant, its employees, agents, contractors, customers, invitees and visitors including, without limitation, personal injury, death or property damage resulting from any work performed by or on behalf of Tenant, with coverage of not less than $5,000,000.00 combined single limit for personal injury, death and property damage arising out of one occurrence or accident.

                   (ii) Fire and extended coverage in an amount adequate to cover the cost of replacement of all personal property, fixtures, furnishings and equipment, including Tenant's work (as referred to in Section 5.01), located in the Demised Premises.

               (b) All such insurance shall (i) be effected under valid and enforceable policies, (ii) be issued by insurers of recognized responsibility authorized to do business in the State of New York, (iii) contain a provision whereby the insurer agrees not to cancel the insurance without thirty (30) days' prior written notice to Landlord, and (iv) contain a provision that no act or omission of Tenant shall result in forfeiture of the insurance as against Landlord.

          On or before the Commencement Date, Tenant shall deliver to Landlord duplicate originals of the aforesaid policies or certificates evidencing the aforesaid insurance coverage, and renewal policies or certificates shall be delivered to Landlord at least thirty (30) days prior to the expiration date of each policy with proof of payment of the premiums thereof.

          Section 9.04 Landlord shall maintain fire and extended coverage insurance covering the Building in an amount required by the mortgagee, and shall also maintain liability insurance.

          Section 9.05. Landlord and Tenant shall each secure an appropriate clause in, or an endorsement upon, each fire or extended coverage policy obtained by it and covering the Building, the Demised Premises or the personal property, fixtures and equipment located therein or thereon, pursuant to which the respective insurance companies waive subrogation or permit the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party. The waiver of subrogation or permission for waiver of any claim herein before referred to shall extend to the agents of each party and its employees and, in the case of Tenant, shall also extend to all other persons and entities occupying or using the Demised Premises in accordance with the terms of this lease. If and to the extent that such waiver or permission can be obtained only upon payment of an additional charge, then, the party benefitting from the waiver or permission shall pay such charge upon demand, or shall be deemed to have agreed that the party obtaining the insurance coverage in question shall be free of any further obligations under the provisions hereof relating to such waiver or permission.

          Subject to the foregoing provisions of this Section 9.05, and insofar as may be permitted by the terms of the insurance policies carried by it, (i) each party hereby releases the other with respect to any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damages or destruction with respect to its property by fire or other casualty (including rental value or business interruption, as the case may be) occurring during the term of this Lease covered by insurance and (ii) Tenant releases other tenants but only to the extent that the policies of such other tenants permit a similar waiver for the benefit of Tenant and such other tenant gives such a waiver.

                                  ARTICLE 10

                         Damage by Fire or Other Cause

          Section 10.01. If the Demised Premises shall be damaged by fire or other casualty, the damage shall be repaired by and at the expense of Landlord and the minimum rent and additional rent pursuant to the provisions of Article 22 until such repairs shall be made, shall be apportioned according to the part of the Demised Premises which is usable and accessable by Tenant. Landlord shall have no responsibility to repair any damage to Tenant's work (as referred to in Section 5.01), the same being the responsibility of Tenant. No penalty shall accrue for delays which may arise by reason of adjustment of insurance by Landlord, unavoidable delays (as hereinafter defined), or any other cause beyond Landlord's reasonable control. Tenant shall give notice to Landlord promptly upon learning thereof in case of fire or other damage to the Demised Premises. If the Demised Premises are totally or substantially damaged or are rendered wholly or substantially unusable by fire or any such other casualty, or if the Building shall be so damaged that Landlord shall decide to demolish it or to rebuild it (whether or not the Demised Premises shall have been damaged), Landlord at its election may terminate this Lease by written notice to Tenant, within ninety (90) days after such fire or other casualty, and thereupon the term of this Lease shall expire by lapse of time upon the third (3rd) day after such notice is given, and Tenant shall vacate and surrender the Demised Premises to Landlord. However, if more than twenty-five (25%) percent of the rentable square feet of the Demised Premises shall be damaged during the last year of the term hereof, either Landlord or Tenant, at its election, may terminate this Lease by written notice to the other within sixty (60) days after such fire or other casualty, and thereupon the term of this Lease shall expire upon the third (3/rd/) day after such notice is given and Tenant shall vacate and surrender the Demised Premises to Landlord. Tenant shall not be liable under this Lease for anything accruing after the date of such expiration. Notwithstanding the foregoing, if Landlord does not substantially complete such repairs within six (6) months from the date of such casualty (as such period may be extended pursuant to Article 34), then Tenant may elect to terminate this Lease by notice to Landlord within ten (10) days following the expiration of such time period, and thereupon the term of this Lease shall expire on the thirtieth (30/th/) day after such notice is given and Tenant shall vacate and surrender the Demised Premises to Landlord, unless within such thirty (30) day period, Landlord substantially completes such repairs, in which event this Lease shall remain in full force and effect. Tenant hereby waives the provisions of Section 227 of the Real Property Law, and the provisions of this Article shall govern and control in lieu thereof.

          Section 10.02. No damages of compensation shall be payable by Landlord nor shall Tenant make any claim for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Demised Premises or of the Building. Landlord shall use its best efforts to commence and effect such repairs promptly and in such manner as not to unreasonably interfere with Tenant's occupancy.

                                  ARTICLE 11

                      Assignment, Subletting, Mortgaging

          Section 11.01. Tenant will not, by operation of law or otherwise, assign, mortgage or encumber this Lease, or sublet or permit the Demised Premises or any part thereof to be occupied or used by others for desk space, mailing privileges or otherwise, without Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld or delayed subject to the provisions of Section 11.07. If this Lease be assigned, or if the Demised Premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord, may, after default by Tenant, collect rent from the assignee, undertenant or occupant, and apply the net amount collected to the rent herein reserved, but no assignment, underletting, occupancy or collection shall be deemed a waiver of the provisions hereof, the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to any assignment, subletting, mortgage or encumbrance shall not in any manner be construed to relieve Tenant from obtaining Landlord's express consent to any other or further assignment, subletting, mortgage or encumbrance. In no event shall any permitted sublessee assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld or delayed subject to the provisions of Section 11.07.

          Section 11.02. If Tenant shall at any time or times during the term of this Lease desire to assign this Lease or sublet all or part of the Demised Premises, Tenant shall give notice thereof to Landlord, which notice shall be accompanied by (a) a conformed or photostatic copy of the proposed assignment or sublease, the effective or commencement date of which shall be not less than thirty (30) nor more than 180 days after the giving of such notice, (b) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Demised Premises, and (c) current financial information with respect to the proposed assignee or subtenant, including, without limitation, its most recent financial report. Such notice shall be deemed an offer from Tenant to Landlord whereby Landlord (or Landlord's designee) may, at its option, (i) sublease such space (hereinafter called the "Leaseback Space") from Tenant upon the terms and conditions hereinafter set forth (if the proposed transaction is a sublease of all or part of the Demised Premises), (ii) terminate this Lease (if the proposed transaction is an assignment or a sublease (whether by one sublease or a series of related or unrelated subleases) of all or substantially all of the Demised Premises, or (iii) terminate this Lease with respect to the Leaseback Space (if the proposed transaction is a sublease of part of the Demised Premises). Said options may be exercised by Landlord by notice to Tenant at any time within twenty (20) days after such notice has been given by Tenant to Landlord; and during such twenty (20) day period Tenant shall not assign this Lease nor sublet such space to any person.

          Section 11.03. If Landlord exercises its option to terminate this Lease in the case where Tenant desires either to assign this Lease or sublet (whether by one sublease or a series of related or unrelated subleases) all or substantially all of the Demised Premises, then this Lease shall end and expire on the date that such assignment or sublet was to be effective or commence, as the case may be, and the minimum rent and additional rent shall be paid and apportioned to such date.

          Section 11.04. If Landlord exercises its option to terminate this Lease in part in any case there Tenant desires to sublet part of the Demised Premises, then (a) this Lease shall end and expire with respect to such part of the Demised Premises on the date that the proposed sublease was to commence; and
(b) from and after such date the minimum rent and additional rent shall be adjusted, based upon the proportion that the rentable area of the Demised Premises remaining bears to the total rentable area of the Demised Premises; and
(c) Landlord shall pay the costs incurred by Landlord in physically separating such part of the Demised Premises from the balance of the Demised Premises and in complying with any laws and requirements of any public authorities relating to such separation.

          Section 11.05. If Landlord exercises its option to sublet the Leaseback Space, such sublease to Landlord or its designee (as subtenant) shall be at the lower of (i) the rental rate per rentable square foot of minimum rent and additional rent then payable pursuant to this Lease or (iii) the rentals set forth in the proposed sublease, and shall be for the same term as that of the proposed subletting, and such sublease:

               (a) shall be expressly subject to all of the covenants, agreements, terms, provisions and conditions of this Lease except such as are irrelevant or inapplicable, and except as otherwise expressly set forth to the contrary in this Section;

               (b) Such sublease shall be upon the same terms and conditions as those contained in the proposed sublease, except such as are irrelevant or inapplicable and except as otherwise expressly set forth to the contrary in this Section;

               (c) Such sublease shall give the sublesee the unqualified and unrestricted right, without Tenant's permission, to assign such sublease or any interest therein and/or to sublet the Leaseback Space and to make any and all changes, alterations, and improvements in the space covered by such sublease at no cost or liability to Tenant and if the proposed sublease will result in all or substantially all of the Demised Premises being sublet, grant Landlord or its designee the option to extend the term of such sublease for the balance of the term of this Lease less one (1) day;

               (d) Such sublease shall provide that any assignee or further subtenant, of Landlord or its designee, may, at the election of Landlord, be permitted to make alterations, decorations and installations in the Leaseback Space or any part thereof and shall also provide in substance that any such alterations, decorations and installations in the Leaseback Space therein made by any assignee or subtenant of Landlord or its designee may be removed, in whole or in part, by such assignee or subtenant, at its option, prior to or upon the expiration or other termination of such sublease provided that such assignee or subtenant, at its expense, shall repair any damage and injury to that portion of the Leaseback Space so sublet caused by such removal and restore to the condition such space was in at the beginning of the sublease term for other than customary office installations; and

               (e) Such sublease shall also provide that (i) the parties to such sublease expressly negate any intention that any estate created under such sublease be merged with any other estate held by either of said parties,
     (ii) any assignment or subletting by Landlord or its designee (as the subtenant) may be for any purpose or purposes that Landlord, in Landlord's reasonable discretion, shall deem suitable or appropriate, (iii) Landlord, at Tenant's expense, may make such alterations as may be required or deemed necessary by Landlord to physically separate the Leaseback Space from the balance of the Demised Premises and to comply with any laws and requirements of public authorities relating to such separation, and (iv) that at the expiration of the term of such sublease, Tenant will accept the space covered by such sublease in its then existing condition, subject to the obligations of the sublessee to make such repairs thereto as may be necessary to restore the premises demised by such sublease to a comparable condition as such space was in at the beginning of the sublease term.

          Section 11.06. (a) If Landlord exercises its option to sublet the Leaseback Space, Landlord shall indemnify and save Tenant harmless from all obligations under this Lease as to the Leaseback Space during the period of time it is so sublet to Landlord.

               (b) Performance by Landlord, or its designee, under a sublease of the Leaseback Space shall be deemed performance by Tenant of any similar obligation under this Lease and any default under any such sublease shall not give rise to a default under a similar obligation contained in this Lease, nor shall Tenant be liable for any default under this Lease or deemed to be in default hereunder if such default is occasioned by or arises from any act or omission of any occupant holding under or pursuant to any such sublease.

               (c) Tenant shall have no obligation, at the expiration or earlier termination of the term of this Lease, to remove any alteration, installation or improvement made in the Leaseback Space by Landlord or by any occupant thereof.

          Section 11.07. In the event Landlord does not exercise an option provided to it pursuant to Section 11.02 and provided that Tenant is not in default in any of Tenant's obligations under this Lease, Landlord's consent (which must be in writing and in form reasonably satisfactory to Landlord) to the proposed assignment or sublease shall not be unreasonably withheld or delayed, provided and upon condition that:

               (a) Tenant shall have complied with the provisions of Section
     11.02 and Landlord shall not have exercised any of its options under said
     Section 11.02 within the time permitted therefor;

               (b) In Landlord's judgment, the proposed assignee or subtenant is engaged in a business and the Demised Premises, or the relevant part thereof, will be used in a manner which (i) is limited to the use expressly permitted under Sections 4.01 and 4.02 of this Lease, and (ii) is in keeping with the then standards of the Building;

               (c) The proposed assignee or subtenant is a reputable person of good character and with sufficient financial worth considering the responsibility involved, and Landlord has been furnished with reasonable proof thereof;

               (d) Neither (i) the proposed assignee or sublessee nor (ii) any person which, directly or indirectly, controls, is controlled by or is under common control with, the proposed assignee or sublessee, is then an occupant of any part of the Building other than the Demised Premises;

               (e) The proposed assignee or sublessee is not a person with whom Landlord is currently negotiating to lease space in the Building;

               (f) The proposed sublease shall be in form reasonably satisfactory to Landlord and shall comply with the provisions of this Article;

               (g) At any one time there shall not be more than four (4) unrelated subtenants on any full floor and not more than two (2) unrelated subtenants on any partial floor (including Landlord or its designee) in the Demised Premises;

               (h) Tenant shall reimburse Landlord on demand for any reasonable costs that may be incurred by Landlord in connection with said assignment or sublease, including, without limitation, the reasonable costs incurred in making investigations as to the acceptability of the proposed assignee or subtenant, and reasonable legal costs incurred in connection with the granting of any requested consent;

               (i) Tenant shall not have (i) advertised in any way the availability of the Demised Premises without prior notice to Landlord, or
     (ii) listed the Demised Premises at a rental rate less than the minimum rent or additional rent at which Landlord is then offering to lease other space in the Building; and

               (j) The proposed subtenant or assignee shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity and shall be subject to the service of process in and the jurisdiction of the courts of New York State.

          Except for any subletting by Tenant to Landlord or its designee pursuant to the provisions of this Article, each subletting pursuant to this Article shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Notwithstanding any such subletting to Landlord or any such subletting to any other subtenant and/or acceptance of rent or additional rent by Landlord from any subtenant, Tenant shall and will remain fully liable for the payment for the minimum rent and additional rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed and all acts and omissions of any licensee or subtenant or anyone claiming under or through any subtenant which shall be in violation of any of the obligations of this Lease, and any such violation shall be deemed to be a violation by Tenant. Tenant further agrees that notwithstanding any such subletting, no other person claiming through or under Tenant (except as provided in Section 11.05) shall or will be made except upon compliance with and subject to the provisions of this Article. If Landlord shall decline to give its consent to any proposed assignment or sublease (provided landlord has not unreasonably withheld or delayed its consent), or if Landlord shall exercise its option under Section 11.02, Tenant shall indemnify, defend and hold harmless Landlord against and from any and all loss, liability, damages, costs and expenses (including reasonable counsel fees) resulting from any claims that may be made against Landlord by the proposed assignee or sublessee or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease. Notwithstanding the foregoing, Tenant, without Landlord's consent, may allow a portion of the Demised Premises to be occupied by a majority owned subsidiary or an affiliate or related entity controlling, controlled by or under common control with Tenant, provided such occupancy shall not create any landlord and tenant relationship or privity as between Landlord and any such occupant and Tenant shall give Landlord prior reasonable notice of such proposed occupancy. Such occupancies shall not be counted towards the total allowed under Section 11.07(g), and Landlord has no rights of termination or recapture with respect to such occupancies.

          Section 11.08. In the event that (a) Landlord fails to exercise its options under Section 11.02 and consents to a proposed assignment or sublease, and (b) Tenant fails to execute and deliver the assignment or sublease to which Landlord consented within ninety (90) days after the giving of such consent, then, Tenant shall again comply with all of the provisions and conditions of
Section 11.02 before assigning this Lease or subletting all or part of the Demised Premises.

          Section 11.09. With respect to each and every sublease or subletting authorized by Landlord under the provisions of this Lease, it is further agreed:

               (a) No subletting shall be for a term ending later than one day prior to the expiration date of this Lease;

               (b) No sublease shall be valid, and no subtenant shall take possession of the Premises or any part thereof, until an executed counterpart of such sublease has been delivered to Landlord;

               (c) Each sublease shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that in the event of termination, re-entry or dispossess by Landlord under this Lease Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not (i) be liable for any previous act or omission of Tenant under such sublease,
     (ii) be subject to any offset, not expressly provided in such sublease, which thereto accrued to such subtenant against Tenant, or (iii) be bound by any previous modification of such sublease or by any previous prepayment of more than one month's rent.

          Section 11.10. If Landlord gives its consent to any assignment of this Lease or to any sublease, Tenant shall, in consideration therefor, pay to Landlord, as additional rent:

               (a) in the case of an assignment of this Lease or an assignment by any sublease, an amount equal to one-half of all sums and other considerations paid to Tenant from the assignee for such assignment or paid to Tenant by any sublessee or other person claiming through or under Tenant for such assignment (including, but not limited to sums paid for the sale of Tenant's or sublessee's fixtures, leasehold improvements, less, in case of a sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's or sublessee's federal income tax returns). The sums payable to Landlord under this Section 11.10(a) shall be paid to Landlord as and when paid by such assignee to Tenant; and

               (b) in the case of a sublease, an amount equal to one-half of the rents and charges and other consideration payable under the sublease to Tenant by the subtenant or paid to Tenant by any such sublessee or other person claiming through or under Tenant in connection with such subletting which is in excess of all rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder or such sublessee) pursuant to the terms of this Lease (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, less, in the case of the sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's or sublessee's federal income tax returns). The sums payable to Landlord under this Section 11.10(b) shall be paid to Landlord as and when paid by such subtenant to Tenant.

               (c) For the purposes of computing the sums payable by Tenant to Landlord under subparagraphs (a) and (b) hereof, there shall be first excluded from the consideration payable to Tenant by any assignee or sublessee any transfer taxes, rent concession, reasonable attorneys' fees, reasonable brokerage commissions, advertising costs and fix-up costs paid by Tenant with respect to such assignment or subletting, but only to the extent any such sums are allocable to the period of this Lease (in the case of any assignment), or the term of any sublease.

          Section 11.11. If Tenant or any subtenant is a corporation, partnership, limited liability company or other entity, the provisions of Section 11.01 shall apply to a transfer (by one or more transfers) of a majority of the stock, partnership, membership or other ownership interests or transfer of all or substantially all of the assets of Tenant or such subtenant, as the case may be, as if such transfer of a majority of the stock, partnership, membership or other ownership interests or all or substantially all of the assets of Tenant or such subtenant were an assignment of this Lease; but said provisions and the provisions of Sections 11.02 and 11.10 shall not apply to transactions with a corporation, partnership, limited liability company or other entity into or with which Tenant or such subtenant is merged or consolidated, or to which all or substantially all of the assets of Tenant are transferred, or to any corporation, partnership, limited liability company or other entity which controls or is controlled by Tenant or such subtenant or is under common control with Tenant or such subtenant, provided that in any of such events (i) the successor to Tenant or such subtenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the greater of
(1) the net worth of Tenant or such subtenant immediately prior to such merger, consolidation or transfer, or (2) the net worth of Tenant herein named on the date of this Lease or the net worth of such subtenant on the date of such sublease, and (ii) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction. Notwithstanding the foregoing, without Landlord's consent, subject to the provisions of Section 11.11 Tenant may assign this Lease, or subject to the provision of the last paragraph of Section 11.07 and Section
11.09 Tenant may sublet a part of the Demised Premises, to a controlled subsidiary or controlled affiliate of Tenant, provided a duly executed counterpart of such assignment together with the assumption by the assignee or duly executed counterpart of such sublease, as the case may be, is delivered to Landlord upon the earlier of (a) at least ten (10) days prior to its effective date or (b) within three (3) business days of the transaction to which such asisgnment or sublease is not subject to confidentiality requirements but in no event more than ten (10) days after the effective date. Such subleases shall not be counted towards the total allowed under Section 11.07(g) and Landlord has no rights of termination or recapture with respect to the subleases or assignments permitted in this Section 11.11.

          Section 11.12. Any assignment or transfer, whether made with Landlord's consent pursuant to Section 11.06 or without Landlord's consent pursuant to Section 11.10, shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee shall assume the obligations of this Lease on the part of Tenant to be performed or observed and whereby the assignee shall agree that the provisions in this Article 11 shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers. The original named Tenant covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of minimum rent and/or additional rent by Landlord from an assignee, transferee, or any other party, the original named Tenant shall remain fully liable for the payment of the minimum rent and additional rent and for the other obligations of this Lease on the part of Tenant to be performed or observed.

          Section 11.13. The joint and several liability of Tenant and any immediate or remote successor in interest of Tenant and the due performance of the obligations of this Lease on Tenant's part to be performed or observed shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Landlord extending the time of, or modifying any of the obligations of, this Lease, or by any waiver or failure of Landlord to enforce any of the obligations of this Lease.

          Section 11.14. The listing of any name ot her than that of Tenant, whether on the doors of the Demised Premises, or the Building directory, if any, or otherwise, shall not operate to vest any right or interest in this Lease or in the Demised Premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this Lease, to any sublease of the Demised Premises, or to the use or occupancy thereof by others. Landlord at its cost, shall provide Tenant up to thirty (30) listings in the main lobby for Tenant and permitted occupants and subtenants.

                                  ARTICLE 12

                Liability  and Indemnity by Landlord and Tenant

          Section 12.01. Each party shall indemnify the other against and save the other harmless from any liability to and claim by or on behalf of any person, firm, governmental authority, corporation or entity for personal injury, death or property damage, arising:

               (a) (i) with respect to Tenant, from its use of the Demised Premises, or from any work whatsoever done or omitted to be done by Tenant, its employees, agents, contractors, customers, invitees or visitors, or from any accident thereat, and (ii) with respect to Landlord, from any work whatsoever done or omitted to be done in the Building by Landlord, its agents, contractors or employees; and

               (b) from any breach or default by either party of and under any of the terms, covenants and conditions of this Lease on such party's part to be performed.

          Each party also shall indemnify the other against and save the other harmless from all costs, reasonable counsel fees, expenses and penalties incurred by the other in connection with any such liability or claim other than such liability or claim incurred as a result of such party's negligence or willful misconduct.

          If any action or proceeding shall be brought against either party in connection with any such liability or claim, the other party (the "Indemnitor") , on notice from the party against whom such action or proceeding was commenced (the "Indemitee") , shall defend such action or proceeding, at the Indemnitor's expense, by counsel reasonably satisfactory to the Indemnitee , or by the attorney for the Indemnitor's insurance carrier whose insurance policy covers the liability or claim.

          Section 12.02. Landlord shall not be liable for any damage to property of Tenant or of others entrusted to employees of the Building, nor for the loss of or damage to any property of Tenant by theft or otherwise, except if due to the negligence or willful act of Landlord, its agents, contractors or employees. Landlord and its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or sub-surface or from any other place or by dampness or by any other cause of whatsoever nature, except if due to the negligence or willful act of Landlord, its agents, contractors or employees; nor shall Landlord be liable for any such damage caused by other tenants or persons in the Building or caused by operations in construction of any public or quasi-public work. If, at any time any windows of the Demised Premises are permanently closed, darkened or bricked up by reason of the requirements of law or temporarily closed or darkened by reason of repairs, alterations or maintenance by Landlord, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction.

          Tenant shall give immediate notice to Landlord upon its discovery of accidents in the Demised Premises.

          Section 12.03. (a) If in this Lease it is provided that Landlord's consent or approval as to any matter will not be unreasonably withheld, and it is established by a court or body having final jurisdiction thereover that Landlord has been unreasonable, the only effect of such finding shall be that Landlord shall be deemed to have given its consent or approval; but Landlord shall not be liable to Tenant in any respect for money damages by reason of withholding its consent.

          (b)  If there is a dispute between Landlord and Tenant under Section
     11.07 relating to the reasonableness of the withholding of a consent or approval by Landlord, Tenant may, at its option, as its sole and exclusive remedy, submit such dispute to arbitration in the City of New York under the Expedited Procedures provisions of the Commercial Arbitration Rules of the American Arbitration Association or any successor (the "AAA") (presently Rules E-1 through E-10 and, to the extent applicable, Section R-
     19); provided, however, that with respect to any such arbitration, (i) the list of arbitrators referred to in Rule E-5 shall be returned within five
     (5) days from the date of mailing; (ii) the parties shall notify the AAA by telephone, within four (4) days of any objections to the arbitrator appointed and will have no right to object if the arbitrator so appointed was on the list submitted by the AAA and was not objected to in accordance with Rule E-5; (iii) the Notice of hearing referred to in Rule E-8 shall be four (4) days in advance of the hearing; (iv) the hearing shall be held within seven (7) days after the appointment of the arbitrator; (v) the arbitrator shall have no right to award damages; and (vi) the decision and award of the arbitrator shall be final and conclusive on the parties. The sole issue to be submitted to the arbitrator, which shall be included as part of his oath, shall be the reasonableness of Landlord's determination to withhold consent or approval under the provisions of this Lease. The arbitrators conducting any arbitration shall be bound by the provisions of this Lease and shall not have the right or power to consider, determine or resolve any other issue or dispute between the parties, or to add to, subtract from, or otherwise modify such provisions. Landlord and Tenant agree to sign all documents and to do all other things necessary to submit any such matter to arbitration upon request of the other and further agree to, and hereby do, waive any and all rights they or either of them may at any time have to revoke their agreement hereunder to submit to arbitration and to abide by the decision rendered thereunder. Each of the arbitrators shall have at least ten (10) years' experience in the business of managing real estate or acting as a real estate broker with first-class office buildings located in Manhattan. Each party hereunder initially shall pay its own costs, fees and expenses in connection with any arbitration or other action or proceeding brought under this Article 12, and the expenses and fees of the arbitrators selected initially shall be shared equally by Landlord and tenant, provided, however, that the losing party shall reimburse the prevailing party for its reasonable expenses paid to unrelated third parties in connection with the foregoing. Notwithstanding any contrary provisions hereof, if Tenant shall submit such dispute to arbitration, then Landlord and Tenant agree that (i) the arbitrators may not award or recommend any damages to be paid by either party, and (ii) in no event shall either party be liable for, nor be entitled to recover, any damages.

                                  ARTICLE 13

                           Moving of Heavy Equipment

          Tenant shall not move any safe, heavy equipment or bulky matter in or out of the Building without Landlord's written consent, which shall not be unreasonably withheld. If the movement of such items requires special handling, Tenant agrees to employ only persons holding a Master Rigger's License to do said work and all such work shall be done in full compliance with the Administrative Code of the City of New York and other municipal requirements. All such movements shall be made during hours which will least interfere with the normal operations of the Building, and all damage caused by such movement shall be promptly repaired by Tenant at Tenant's expense.

                                  ARTICLE 14

                                 Condemnation

          Section 14.01. In the event that the whole or more than ten (10%) percent of the Demised Premises shall be condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title. In the event that ten (10%) percent or less of the Demised Premises shall be so condemned or taken, then, effective as of the date of vesting of title, the minimum rent and additional rent hereunder for such part shall be equitably abated and this Lease shall continue as to such part not so taken. In the event that only a part of the Building shall be so condemned or taken, then (a) if substantial structural alteration or reconstruction of the Building shall, in the opinion of Landlord, be necessary or appropriate as a result of such condemnation or taking (whether or not the Demised Premises be affected), Landlord may, at its option, terminate this Lease and the term and estate hereby granted as of the date of such vesting of title by notifying Tenant in writing of such termination within sixty (60) days following the date on which Landlord shall have received notice of the vesting of title, or (b) if Landlord does not elect to terminate this Lease, as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, except that the minimum rent and additional rent shall be abated to the extent, if any, hereinbefore provided.
In the event that only a part of the Demised Premises shall be so condemned or taken and this Lease and the term and estate hereby granted are not terminated as hereinbefore provided, Landlord, out of the portion of the award allocated for such purpose , will restore with reasonable diligence the remaining structural portions of the Demised Premises as nearly as practicable to the same condition as it was in prior to such condemnation or taking.

          Section 14.02. In the event of termination in any of the cases hereinabove provided, this Lease and the term and estate hereby granted shall expire as of the date of such termination with the same effect as if that were the Expiration Date and the rent hereunder shall be apportioned as of such date.

          Section 14.03. In the event of any condemnation or taking hereinabove mentioned of all or a part of the Building, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this Lease in Tenant, and Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award. Notwithstanding the foregoing, Tenant may make a separate claim for Tenant's moveable trade fixtures and moving expenses, provided the same shall not affect or reduce Landlord's award.

                                  ARTICLE 15

            Entry, Right to Change Public Portions of the Building

          Section 15.01. Tenant shall permit Landlord to erect, use and maintain pipes and conduits in and through the walls, within the ceiling or below the floors of the Demised Premises. Landlord, or its agents or designee shall have the right, on prior written notice

(except no notice in an emergency), to enter the Demised Premises for the purpose of making such repairs or alterations as Landlord shall desire, shall be required or shall have the right to make under the provisions of this Lease; and shall also have the right to enter the Demised Premises for the purpose of inspecting them or exhibiting them to prospective purchasers or lessees of the entire Building or to prospective mortgagees or to prospective assignees of any such mortgagees. Landlord shall, during the progress of any work in the Demised Premises, be allowed to take all material into and upon the Demised Premises that may be required for the repairs or alterations above mentioned without the same constituting an eviction of Tenant in whole or in part and the rent reserved shall in no wise abate, except as otherwise provided in this Lease, while said repairs or alterations are being made. However, Landlord shall use reasonable efforts to make such repairs or alterations in a manner to minimize its interference with the normal conduct of Tenant's business, provided Landlord shall not be required to employ overtime or premium labor.

          Section 15.02. During the twelve (12) months prior to the expiration of the term of this Lease, Landlord may exhibit the Demised Premises to prospective tenants.

          Section 15.03. Landlord shall have the right at any time without thereby creating an actual or constructive eviction or incurring any liability to Tenant therefor, to change the arrangement or location of such of the following as are not contained within the Demised Premises: entrances, passageways, doors and doorways, corridors, elevators, stairs, toilets, and other like public service portions of the Building; and to put so-called "solar film" or other energy-saving installations on the inside and outside of the windows. All parts (except surfaces facing the interior of the Demised Premises) of all walls, windows and doors bounding the Demised Premises (including exterior Building walls, exterior core corridor walls, exterior doors and entrances), all space in or adjacent to the Demised Premises used for shafts, stacks, stairways, chutes, pipes, conduits, ducts, fan rooms, heating, air cooling, plumbing and other mechanical facilities, service closets and other Building facilities are not part of the Demised Premises and Landlord shall have the use thereof, as well as access thereto through the Demised Premises for the purposes of operation, maintenance, alteration and repair. However, Landlord shall use reasonable efforts to make such repairs or alterations in a manner to minimize its interference with the normal conduct of Tenant's business, provided Landlord shall not be required to employ overtime or premium labor.

          Section 15.04. Landlord shall have the right at any time to name the Building as it desires and to change any and all such names at any time thereafter.

                                  ARTICLE 16

                         Conditional Limitations, Etc.

          Section 16.01.  If at any time during the term of this Lease:

               (a) Tenant or any guarantor of this Lease shall file a petition in bankruptcy or insolvency or for reorganization or arrangement or for the appointment of a receiver of all or a portion of Tenant's or such guarantor's property, or

               (b) Any petition of the kind referred to in subdivision (a) of this Section shall be filed against Tenant or such guarantor and such petition shall not be vacated, discharged or withdrawn within ninety (90) days, or

               (c) Tenant or such guarantor shall be adjudicated a bankrupt by any court, or

               (d) Tenant or such guarantor shall make an assignment for the benefit of creditors, or

               (e) a permanent receiver shall be appointed for the property of Tenant or such guarantor by order of a court of competent jurisdiction by reason of the insolvency of Tenant or such guarantor (except where such receiver shall be appointed in an involuntary proceeding, if he shall not be withdrawn within ninety (90) days after the date of his appointment), then Landlord, at Landlord's option, may terminate this Lease on five (5) days' notice to Tenant, and upon such termination, Tenant shall quit and surrender the Demised Premises to Landlord.

          Section 16.02 (a) If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. (S) 101 et seq. (the "Bankruptcy Code") to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then notice of such proposed assignment, setting forth (i) the name and address of such person, (ii) all of the terms and conditions of such offer, and (iii) the adequate assurance to be provided Landlord to assure such person's future performance under the Lease, including, without limitation, the assurance referred to in section 365(b)(1) of the Bankruptcy Code, shall be given to Landlord by Tenant not later than twenty (20) days after receipt by Tenant but in no event later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

               (b) If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's Property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid to Landlord.

               (c) Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

               (d) Nothing contained in this Section shall, in any way, constitute a waiver of the provisions of this Lease relating to assignment. Tenant shall not, by virtue of this Section, have any further rights relating to assignment other than those granted in the Bankruptcy Code.

               (e) Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of Section 502(b)(6) of the Bankruptcy Code.

               (f) The term "Tenant" as used in this Section includes any trustee, debtor in possession, receiver, custodian or other similar officer.

          Section 16.03. If this Lease shall terminate pursuant to the provisions of Section 16.01:

               (a) Landlord shall be entitled to recover from Tenant arrears in minimum rent and additional rent and, in addition thereto as liquidated damages, an amount equal to the difference between the minimum rent and additional rent for the unexpired portion of the term of this Lease which had been in force immediately prior to the termination effected under
     Section 16.01 of this Article and the fair and the reasonable rental value of the Demised Premises, on the date of termination, for the same period, both discounted at the rate of eight (8%) percent per annum to the date of termination; or

               (b) Landlord shall be entitled to recover from Tenant arrears in minimum rent and additional rent and, in addition thereto as liquidated damages, an amount equal to the maximum allowed by statute or rule of law in effect at the time when and governing the proceedings in which such damages are to be proved, whether or not such amount be greater or less than the amount referred to in subdivision (a) of this Section.

          Section 16.04. (a) If Tenant shall fail to make any payment of any minimum rent or additional rent when the same becomes due and payable, or if the Demised Premises become deserted, or if Tenant shall fail to cancel or discharge any mechanic's lien or other lien within the time period as provided in Section 17.02, and if any of the foregoing defaults shall continue for a period of seven (7) days after notice thereof by Landlord, or

               (b) If Tenant shall be in default in the performance of any of the other terms, covenants and conditions of this Lease and such default shall not have been remedied within thirty (30) days after notice by Landlord to Tenant specifying such default and requiring it to be remedied; or where such default reasonably cannot be remedied within such period of thirty (30) days, if Tenant shall not have commenced the remedying thereof within such period of time and shall not be proceeding with due diligence to remedy it, then Landlord, at Landlord's election, may terminate this Lease on five (5) days' notice to Tenant, and upon such termination Tenant shall quit and surrender the Demised Premises to Landlord.

          Section 16.05. If this Lease shall terminate as provided in this Article or if Tenant shall be in default in the payment of minimum rent or additional rent when the same become due and payable, and such default shall continue for a period of seven (7) days after notice by Landlord to Tenant,

               (a) Landlord may re-enter and resume possession of the Demised Premises and remove all persons and property therefrom either by summary dispossess proceedings or by a suitable action or proceeding, at law or in equity, or by force or otherwise, without being liable for any damages therefor, and

               (b) Landlord may re-let the whole or any part of the Demised Premises for a period equal to, greater or less than the remainder of the then term of this Lease, at such rental and upon such terms and conditions as Landlord shall deem reasonable to any tenant it may deem suitable and for any use and purpose it may deem appropriate. Landlord shall not be liable in any respect for failure to re-let the Demised Premises or, in the event of such re-letting, for failure to collect the rent thereunder and any sums received by Landlord on a re-letting in excess of the rent reserved in this Lease shall belong to Landlord.

          Section 16.06. If this Lease shall terminate as provided in this Article or by summary proceedings (except as to any termination under Section 16.01), Landlord shall be entitled to recover from Tenant as damages, in addition to arrears in minimum rent and additional rent,

               (a) an amount equal to (i) all expenses incurred by Landlord in recovering possession of the Demised Premises and in connection with the re-letting of the Demised Premises, including, without limitation, the cost of repairing, renovating or remodeling the Demised Premises, (ii) the cost of performing any work required to be done by Tenant under this Lease,
     (iii) the cost of placing the Demised Premises in the same condition as that in which Tenant is required to surrender them to Landlord under this Lease, and (iv) all brokers' commissions and legal fees incurred by Landlord in re-letting the Demised Premises, which amounts set forth in this subdivision (a) shall be due and payable by Tenant to Landlord at such time or times as they shall have been incurred; and

               (b) an amount equal to the deficiency between the minimum rent and additional rent which would have become due and payable had this Lease not terminated and the net amount, if any, of rent collected by Landlord on re-letting the Demised Premises. The amounts specified in this subdivision shall be due and payable by Tenant on the several days on which such minimum rent and additional rent would have become due and payable had this Lease not terminated. Tenant consents that Landlord shall be entitled to institute separate suits or actions or proceedings for the recovery of such amount or amounts, and Tenant hereby waives the right to enforce or assert the rule against splitting a cause of action as a defense thereto.

               Landlord, at its election, which shall be exercised by the service of a notice on Tenant, at any time after such termination of this Lease, may collect from Tenant and Tenant shall pay, in lieu of the sums becoming due, under the provisions of subdivision (b) of this Section, an amount equal to the difference between the minimum rent and additional rent which would have become due and payable had this Lease not terminated (from the date of the service of such notice to the end of the term of this Lease which had been in force immediately prior to any termination effected under this Article) and the then fair and reasonable rental value of the Demised Premises for the same period, both discounted to the date of the service of such notice at the rate of eight (8%) percent per annum.

          Section 16.07. Tenant, for itself and for all persons claiming through or under it, hereby waives any and all rights which are or may be conferred upon Tenant by any present or future law to redeem the Demised Premises after a warrant to dispossess shall have been issued or after judgment in an action of ejectment shall have been made and entered.

          Section 16.08. The words "re-enter" and "re-entry", as used in this Article, are not restricted to their technical legal meanings.

          Section 16.09. Landlord shall not be required to give any notice of its intention to re-enter, except as otherwise provided in this Lease.

          Section 16.10. In any action or proceeding brought by Landlord against Tenant, predicated on a default in the payment of minimum rent or additional rent, Tenant shall not have the right to and shall not interpose any set-off or counterclaim of any kind whatsoever, other than a claim which would be legally barred for failure to raise as a counterclaim in such action or proceeding. If Tenant has any claim, Tenant shall be entitled only to bring an independent action therefor; and if such independent action is brought by Tenant, Tenant shall not be entitled to and shall not consolidate it with any pending action or proceeding brought by Landlord against Tenant for a default in the payment of minimum rent or additional rent.

                                  ARTICLE 17

                               Mechanic's Liens

          Section 17.01. If, subject to and notwithstanding Landlord's consent as required under this Lease, Tenant shall cause any changes, alterations, additions, improvements, installations or repairs to be made to or at the Demised Premises or shall cause any labor to be performed or material to be furnished in connection therewith, neither Landlord nor the Demised Premises, under any circumstances, shall be liable (except for Landlord's payment obligations pursuant to Article 38) for the payment of any expense incurred or for the value of any work done or material furnished, and all such changes, alterations, additions, improvements, installations and repairs and labor and material shall be made, furnished and performed upon Tenant's credit alone and at Tenant's expense, and Tenant shall be solely and wholly responsible to contractors, laborers, and materialmen furnishing and performing such labor and material. Nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, to any contractor, laborer or materialman to furnish or to perform any such labor or material.

          Section 17.02. If, because of any act or omission (or alleged act or omission) of Tenant any mechanic's or other lien, charge or order for the payment of money shall be filed against the Demised Premises or the Building or Landlord's estate as tenant under any ground or underlying lease (whether or not such lien, charge or order is valid or enforceable as such), for work claimed to have been for, or materials furnished to, Tenant, Tenant, at Tenant's expense, shall cause it to be cancelled or discharged of record by bonding or otherwise within twenty (20) days after such filing, and Tenant shall indemnify Landlord against and save Landlord harmless from and shall pay all reasonable costs, expenses, losses, fines and penalties, including, without limitation, reasonable attorneys' fees, resulting therefrom.

                                  ARTICLE 18

             Landlord's and Tenant's Right to Perform Obligations

          Section 18.01. If Tenant shall default in the performance of any of the terms or covenants and conditions of this Lease, Landlord, without being under any obligation to do so and without hereby waiving such default, may remedy such default for the account and at the expense of Tenant. Any payment made or expense incurred by Landlord for such purpose (including, but not limited to, reasonable attorneys' fees) with interest at the maximum legal rate, shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord on demand, or at Landlord's election, added to any subsequent installment or installments of minimum rent.

          Section 18.02. If Landlord shall fail to perform any repair or maintenance obligation required to be performed by Landlord in the Demised Premises pursuant to the provisions of this Lease, then Tenant shall give Landlord written notice (the "Repair Notice") stating the repair or maintenance obligation which affects the Demised Premises. If Landlord fails to remedy the condition set forth in the Repair Notice within thirty (30) days after it was given, then to the extent such repair or maintenance may be performed by Tenant solely within the Demised Premises, Tenant may perform the same. Landlord shall reimburse Tenant for the reasonable, actual costs and expenses of performing the same, within twenty (20) after receipt from Tenant of paid receipts therefor, together with waivers of liens with respect thereto.

                                  ARTICLE 19

                          Covenant of Quiet Enjoyment

          Landlord covenants that upon Tenant paying the minimum rent and additional rent and observing and performing all the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, Tenant and all persons claiming through or under Tenant may peaceably and quietly enjoy the Demised Premises, subject nevertheless to the terms and conditions of this Lease, and provided, however, that no eviction of Tenant by reason of the foreclosure of any mortgage now or hereafter affecting the Demised Premises, whether such termination is by operation of law, by agreement or otherwise, shall be construed as a breach of this covenant nor shall any action be brought against Landlord by reason thereof.

                                  ARTICLE 20

                                  Excavation

          In the event that construction is to be commenced or an excavation is made or authorized for building or other purposes upon land adjacent to the Building, Tenant shall, if necessary, afford to the person or persons causing or authorized to commence construction or cause such excavation or to engage in such other purpose, license to enter upon the Demised Premises for the purpose of doing such work as shall reasonably be necessary to protect or preserve the Building, from injury or damage and to support the Building and any new structure to be built by proper foundations, pinning and/or underpinning, or otherwise. However, Landlord shall cause reasonable efforts to be made to have such work performed in a manner to minimize any interference with the normal conduct of Tenant's business, provided overtime or premium labor shall not be required to be employed to perform such work.

                                  ARTICLE 21

                            Services and Equipment

          Section 21.01.  Landlord shall, at its cost and expense:

               (a) Provide operatorless passenger elevator service Mondays through Fridays from 8:00 A.M. to 6:00 P.M., holidays excepted. A passenger elevator will be available at all other times. A freight elevator shall be available Mondays through Fridays, holidays excepted, only from 8:00 to 6:00 P.M. The freight elevator shall be available on a "first come, first served" basis during the said days and hours and on a reservation "first come, first served" basis other than on said days and hours at Landlord's customary charges therefor.

               (b) Maintain and repair the Building standard heating, ventilating and air conditioning system servicing the Demised Premises (the "HVAC System") installed by Landlord, except for those repairs which are the obligation of Tenant pursuant to Article 6 of this Lease. The HVAC System will be operated by Landlord as and when required by law, or for the comfortable occupancy of the Demised Premises (as determined by Landlord) throughout the year on Mondays through Fridays, holidays excepted, from 8:00 A.M. to 6:00 P.M.; provided that Tenant shall draw and close the draperies or blinds for the windows of the Demised Premises whenever the HVAC system is in operation and the position of the sun so requires and shall, at all times, cooperate fully with Landlord and abide by all of the Rules and Regulations which Landlord may prescribe for the proper functioning of the HVAC System. Landlord agrees to operate the HVAC System servicing the Demised Premises in accordance with their design criteria unless energy and/or water conservation programs, guidelines or laws and/or requirements of public authorities, shall provide for any reduction in operations below said design criteria in which case such equipment shall be operated so as to provide reduced service in accordance therewith. Tenant expressly acknowledges that some or all windows are or may be hermetically sealed and will not open and Landlord makes no representation as to the habitability of the Demised Premises at any time the HVAC System is not in operation. Tenant hereby expressly waives any claims against Landlord arising out of the cessation of operation of the HVAC System, or the suitability of the Demised Premises when the same is not in operation, whether due to normal scheduling or the reasons set forth in
     Section 21.03. Said system is designed to be capable of manufacturing, within tolerances normal in first-class office buildings, inside space conditions averaging 78 degrees Fahrenheit dry bulb and 50% relative humidity when outside conditions are 95 degrees Fahrenheit dry bulb and 75 degrees Fahrenheit wet bulb, and a temperature of not lower than an average of 68 degrees Fahrenheit when outside temperature is 50 degrees Fahrenheit or lower. Landlord will not be responsible for the failure of the HVAC System if such failure results from the occupancy of the Demised Premises by more than an average of one (1) person for each one hundred (100) square feet in any separate room or area, and upon a combined lighting and standard electrical load not to exceed three (3) watts per usable square foot (excluding the Building HVAC), or if Tenant shall install and operate machines, incandescent lighting and appliances the total connected electrical load in excess of the Building's electrical specifications, as determined by Landlord's consulting engineers. If Tenant shall occupy the Demised Premises at an occupancy rate of greater than that for which the HVAC System was designed, or if the total connected electrical load is in excess of the Building's electrical specifications, as determined by Landlord's consulting engineers, or if Tenant's partitions shall be arranged in such a way as to interfere with the normal operation of the HVAC System, Landlord may elect to make changes to the HVAC System or the ducts through which it operates required by reason thereof, and the cost thereof shall be reimbursed by Tenant to Landlord, as additional rent, within twenty (20) days after presentation of a bill therefor. Landlord, throughout the term, shall have free access to all mechanical installations of Landlord, including but not limited to air-cooling, fan, ventilating and machine rooms and electrical closets, and Tenant shall not construct partitions or other obstructions that may interfere with Landlord's free access thereto, or interfere with the moving of Landlord's equipment to and from the enclosures containing said installations. Neither Tenant nor any person or entity within Tenant's control shall at any time enter the said enclosures or tamper with, adjust, touch or otherwise in any manner affect said mechanical installations, except as set forth herein with respect to the thermostatic controls within the Demised Premises.

               (c) Provide Building standard cleaning services in Tenant's office space and public portions of the Building, except no services shall be performed Saturdays, Sundays and holidays, in accordance with Schedule "D" annexed hereto and made part hereof. If, however, any additional cleaning of the Demised Premises is to be done by Tenant, it shall be done at Tenant's sole expense, in a manner reasonably satisfactory to Landlord and no one other than persons approved by Landlord shall be permitted to enter the Demised Premises or the Building for such purpose. Tenant, at its own cost, may utilize its own employees or outside contractors to perform additional cleaning services in the Demised Premises, provided such employees or outside contractors do not cause any labor disruption or dispute or violate Landlord's union contracts affecting the Building. However, such use of outside contractors shall be subject to the right of Landlord to match the costs chargeable by such outside contractors, in which event Landlord shall perform such services at such cost, to be paid by Tenant within twenty (20) days after being billed therefor. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish from the Demised Premises and the Building (i) to the extent that the same, in any one day, exceeds the average daily amount of refuse and rubbish usually attendant upon the use of such Demised Premises as offices, as described and included in Landlord's cleaning contract for the Building or recommended by Landlord's cleaning contractor, and (ii) related to or deriving from the preparation or consumption of food or drink, excluding food or drink for normal business use. Bills for the same shall be rendered by Landlord to Tenant at such time as Landlord may elect and shall be due and payable as additional rent within twenty (20) days after the time rendered. Tenant, at Tenant's expense, shall cause the Demised Premises to be exterminated from time to time to the satisfaction of Landlord and additionally shall cause all portions of the Demised Premises used for the storage, preparation, service or consumption of food or beverages to be cleaned daily in a manner reasonably satisfactory to Landlord, and to be treated against infestation by vermin, rodents or roaches, whenever there is evidence of any infestation. Tenant shall not permit any person to enter the Demised Premises or the Building for the purpose of providing such extermination services, unless such persons have been approved by Landlord. If so requested by Landlord, Tenant shall store any refuse generated by the consumption of food or beverages on the Demised Premises in a cold box or similar facility.

               (d) Furnish hot and cold water for lavatory and drinking purposes. If Tenant requires, uses or consumes water for any other purposes, Landlord may install a meter or meters or other means to measure Tenant's water consumption, and Tenant shall reimburse Landlord for the cost of the meter or meters and the installation thereof, and shall pay for the maintenance of said meter equipment and/or pay Landlord's cost of other means of measuring such water consumption by Tenant. Tenant shall pay to Landlord on demand the cost of all water consumed as measured by said meter or meters or as otherwise measured, including sewer rents.

               (e) If Tenant shall require and request any of the foregoing services at times other than above provided, and if such request is made at least twenty-four (24) hours prior to the time when such additional services are required, Landlord will provide them and Tenant shall pay to Landlord promptly thereafter the charges therefor at the then Building standard rate charged to other tenants in the Building.

          Section 21.02. Holidays shall be deemed to mean all federal holidays, state holidays and Building Service Employees Union Contract holidays.

          Section 21.03. Landlord reserves the right to interrupt, curtail or suspend the services required to be furnished by Landlord under this Lease when necessary by reason of accident, emergency, mechanical breakdown or when required by any law, order or regulation of any Federal, State, County or Municipal authority, or for any other cause beyond the control of Landlord. Landlord shall use due diligence to complete all required repairs or other necessary work as quickly as possible so that Tenant's inconvenience resulting therefrom may be for as short a period of time as circumstances will reasonably permit. Except as otherwise provided in this Lease, Tenant shall not be entitled to nor shall Tenant make claim for any diminution or abatement of minimum rent or additional rent or other compensation, nor shall this Lease or any of the obligations of Tenant be affected or reduced by reason of such interruption, curtailment, suspension, work or inconvenience.

          Section 21.04. Tenant shall reimburse Landlord promptly for the actual out-of-pocket cost to Landlord of removal from the Demised Premises and the Building of any refuse and rubbish of Tenant not covered by the Cleaning Specifications (Schedule D) and Tenant shall pay all bills therefor when rendered.

          Section 21.05. If Tenant shall request Landlord to furnish any services in addition to those hereinabove provided or perform any work not required under this Lease, and Landlord agrees to furnish and/or perform the same, Tenant shall pay to Landlord promptly thereafter the charges therefor, which charges are deemed to be additional rent and payable as such.

          Section 21.06. Landlord shall provide security in the Building lobby and Tenant shall have access to the Demised Premises twenty-four (24) hours per day, seven (7) days per week, subject to emergencies, police power and Article 34.

          Section 21.07. Landlord represents that the Building facility equipment is Y2K ready and the Building shall be operated and maintained as a first-class building similar to other first-class buildings in the vicinity of the Building.

                                  ARTICLE 22

                                  Escalation

          Section 22.01. Taxes. Tenant shall pay to Landlord, as additional rent, tax escalation in accordance with this Section:

               (a) Definitions: For the purpose of this Section, the following definitions shall apply:

                    (i) The term "Tax Base Factor" shall mean the average of the real estate taxes for the Building Project for the periods from July 1, 1999 to June 30, 2000, and from July 1, 2000 to June 30, 2001, as finally determined.

                    (ii) The term "The Building Project" shall mean the parcel of Land described in Schedule B of this Lease with all improvements erected thereon.

                    (iii) The term "Comparative Tax Year" shall mean the New York City real estate tax year commencing on July 1, 2001 and each subsequent New York City real estate tax year. If the present use of July 1-June 30 New York City real estate tax year shall hereafter be changed, then such changed tax year shall be used with appropriate adjustment for the transition.

                    (iv) The term "Real Estate Taxes" shall mean the total of all taxes and special or other assessments and charges of any Special Business Improvement District levied, assessed or imposed at any time by any governmental authority: (a) upon or against the Building Project, and (b) in connection with the receipt of income or rents from the Building Project to the extent that same shall be in lieu of all or a portion of any of the aforesaid taxes or assessments, or additions or increases thereof. Income, franchise, transfer, inheritance, corporate, mortgage recording or capital stock taxes of Landlord, or penalties or interest thereon, shall be excluded from "Real Estate Taxes" for the purposes hereof. If, due to a future change in the method of taxation or in the taxing authority, or for any other reason, a franchise, income, transit, profit or other tax or governmental imposition, however designated, shall be levied against Landlord in substitution in whole or in part for the Real Estate Taxes, or in lieu of or addition to or increase of Real Estate Taxes, then such franchise, income, transit, profit or other tax or governmental imposition shall be included within "Real Estate Taxes." Tenant acknowledges that the Tax Escalation Payment (as hereinafter defined) constitutes a method by which Landlord is seeking to compensate for increases in expenses and that the Tax Escalation Payment shall be calculated and paid by Tenant to Landlord whether or not Real Estate Taxes have then been paid by Landlord.

                    (v) The term "the Percentage" for purposes of computing tax escalation, shall mean 8.573%.

               (b)  (i)    In the event that the Real Estate Taxes payable for
          any Comparative Tax Year shall exceed the Tax Base Factor, Tenant shall pay to Landlord, as additional rent for such Comparative Tax Year, an amount for tax escalation ("Tax Escalation Payment")equal to the Percentage of the excess. Before or after the start of each Comparative Tax Year, Landlord shall furnish to Tenant a statement of the Tax Escalation Payment payable for such Comparative Tax Year, together with a copy of the tax bill. Tenant shall make its aforesaid Tax Escalation Payment to Landlord, in installments in the same manner and not later than thirty (30) days prior to the last date that Real Estate Taxes are payable by Landlord to the governmental authority. If a statement is furnished to Tenant after the commencement of the Comparative Tax Year in respect of which such statement is rendered, Tenant shall, within twenty (20) days thereafter, pay to Landlord an amount equal to those installments of the total Tax Escalation Payment then due. If, during the term of this Lease, Real Estate Taxes are required to be paid, in full or in monthly or other installments, on any other date or dates than as presently required, or if Landlord shall be required to make monthly deposits of Real Estate Taxes to the holder of any mortgage, then Tenant's Tax Escalation Payment(s) shall be correspondingly adjusted so that the same are due to Landlord in corresponding installments not later than thirty (30) days prior to the last date on which the applicable installment of such Real Estate Taxes shall be due and payable to the governmental authority or such mortgagee.

                    (ii) If in any tax certiorari proceeding regarding Real Estate Taxes payable for any Comparative Tax Year or in otherwise establishing such taxes, Landlord has incurred expenses for legal and/or consulting services rendered in applying for, negotiating or obtaining a reduction of the assessment upon which the Real Estate Taxes are predicated, Tenant shall pay an amount equal to the Percentage of such expenses.

                    (iii) The statements of the Tax Escalation Payment to be furnished by Landlord as provided above shall constitute a final determination as between Landlord and Tenant of the Tax Escalation Payment for the periods represented thereby, except for mathematical error in computation.

                    (iv) In no event shall the fixed minimum rent under this Lease be reduced by virtue of this Section 22.01.

                    (v) Upon the date of any expiration or termination of this Lease, whether the same be the date hereinabove set forth for the expiration of the term or any prior or subsequent date, a proportionate share of the Tax Escalation Payment for the Comparative Tax Year during which such expiration or termination occurs shall immediately become due and payable by Tenant to Landlord, if it was not theretofore already billed and paid, or due and payable by Landlord to Tenant if the amount paid by Tenant exceeded such proportionate share. The said proportionate share shall be based upon the length of time that this Lease shall have been in existence during such Comparative Tax Year. Prior to or promptly after said expiration or termination, Landlord shall compute the Tax Escalation Payment due from or owed to Tenant, as aforesaid and Tenant shall promptly pay Landlord any amount unpaid. If Landlord shall receive a refund or a tax credit of any amount of Real Estate Taxes for any Comparative Tax Year for which Tenant has made a payment, Landlord shall pay to Tenant within fifteen (15) days of its receipt of such refund the Percentage of any such refund, less the Percentage of any legal fees and other expenses provided for in Section 22.01(b)(ii) to the extent the same have not theretofore been paid by Tenant.

                    (vi) Landlord's and Tenant's obligations to make the adjustments referred to in subdivision (v) above shall survive any expiration or termination of this Lease.

                    (vii) Any delay or failure of Landlord in billing any Tax Escalation Payment hereinabove provided shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such Tax Escalation Payment hereunder.

                    (viii) Notwithstanding any language to the contrary contained in this Lease, Landlord and Tenant agree that for the purposes of this Section 22.01, Real Estate Taxes and Tax Escalation Payments shall be calculated without regard to any deductions, credits, abatements, or deferral of Real Estate Taxes which Landlord may receive pursuant to Sections

          11.256 through 11-267 of the Administrative Code of the City of New York, authorized by Title 2-D of Article 4 of the New York Real Property Tax Law and any and all rules and regulations promulgated thereunder (herein collectively called the "ICIP Program").

          Section 22.02. Porter's Wage Rate. Tenant shall pay to the Landlord, as additional rent, a porter's wage rate escalation in accordance with this
Section:

               (a) For the purpose of this Section, the following definitions shall apply:

                    (i) "Wage Rate" shall mean the minimum regular hourly rate of wages in effect as of January 1st of each year (whether paid by Landlord or any contractor employed by Landlord) computed as paid over a forty hour week to Porters in Class A office buildings pursuant to an Agreement between Realty Advisory Board on Labor Relations, Incorporated, or any successor thereto, and Local 32B-32J of the Building Service Employees International Union, AFL-CIO, or any successor thereto; and provided, however, that if there is no such agreement in effect prescribing a wage rate for Porters, computations and payments shall thereupon be made upon the basis of the regular hourly wage rate actually payable in effect as of January 1st of each year, and provided, however, that if in any year during the term, the regular employment of Porters shall occur on days or during the hours when overtime or other premium pay rates are in effect pursuant to such Agreement, then the term "hourly rate of wages" as used herein shall be deemed to mean the average hourly rate for the hours in a calendar week during which Porters are regularly employed (e.g., if pursuant to an agreement between Realty Advisory Board and the Local the regular employment of Porters for forty hours during a calendar week is at a regular hourly wage rate of $3.00 for the first thirty hours, and premium or overtime hourly wage rate of $4.50 for the remaining ten hours, then the hourly rate of wages under this Article during such period shall be the total weekly rate of $135.00 divided by the total number of regular hours of employment, forty or $3.375). Notwithstanding the foregoing, if at any time such hourly wage rate is different for new hire and old hire Porters, then thereafter such hourly wage rate shall be based on the weighted average of the wage rates for the different classifications of Porters.

                    (ii) "Base Wage Rate" shall mean the Wage Rate in effect on January 1, 2000.

                    (iii) The term "Porters" shall mean that classification of non-supervisory employees employed in and about the Building who devote a major portion of their time to general cleaning, maintenance and miscellaneous services essentially of a non-technical and non-mechanical nature and are the type of employees who are presently included in the classification of "Class A-Others" in the Commercial Building Agreement between the Realty Advisory Board and the aforesaid Union.

                    (iv) The term "minimum regular hourly rate of wages" shall not include any payments for fringe benefits or adjustments of any kind.

                    (v)    The term "Multiplication Factor" shall mean 75,000.

               (b) If the Wage Rate for any calendar year during the term shall be increased above the Base Wage Rate, then Tenant shall pay, as additional rent, an amount equal to the product obtained by multiplying the Multiplication Factor by 100% of the number of cents (including any fraction of a cent) by which the Wage Rate is greater than the Base Wage Rate, such payment to be made in equal one-twelfth (1/12th) monthly installments commencing with the first monthly installment of minimum rent falling due on or after the effective date of such increase in Wage Rate (payable retroactive from said effective date) and continuing thereafter until a new adjustment shall have become effective in accordance with the provisions of this Article. Landlord shall give Tenant notice of each change in Wage Rate which will be effective to create or change Tenant's obligation to pay additional rent pursuant to the provisions of this
     Section 22.02 and such notice shall contain Landlord's calculation in reasonable detail and certified as true by an authorized partner of Landlord or of its managing agent, of the annual rate of additional rent payable resulting from such increase in Wage Rate. Such amounts shall be prorated for any partial calendar years during the term.

               (c) Every notice given by Landlord pursuant to Section 22(b) hereof shall be conclusive and binding upon Tenant, except for manifest error.

               (d) The "Wage Rate" is intended to be a substitute comparative index of economic costs and does not necessarily reflect the actual costs of wages or other expenses of operating the Building. The Wage Rate shall be used whether or not the Building is a Class A office building and whether or not Porters are employed in the Building and without regard to whether such employees are members of the Union referred to in subsection
     (a) hereof.

                                  ARTICLE 23

                                  Electricity

          Section 23.01.

               (a) Landlord shall provide electricity to the Demised Premises on a submetering basis from the existing risers and switches on the floor. Tenant's consumption of electricity shall be measured by one independent time of day (or use) submeter furnished and installed by Landlord, at the cost of Tenant, and read by Landlord. If Tenant shall require electricity exceeding the available service capacity, any additional risers, feeders and similar electrical equipment which may be required, shall be installed by Landlord, at the expense of Tenant, to and for the use of Tenant in the Demised Premises during the term hereof. Any riser(s) shall terminate at a disconnect switch to be located at a point designated by Landlord in electrical closet(s) on the floor of the Demised Premises. Such disconnect switch shall be the sole source from which Tenant is to obtain electricity. Such submeter shall at all times be maintained by Tenant, at its expense, unless damaged due to the negligence of Landlord, its agents, employees or contractors. Tenant covenants and agrees to purchase electric power from Landlord or Landlord's designated agent at charges, terms and rates set, from time to time, during the term of this Lease by Landlord but not more than those specified in the service classification in effect from time to time pursuant to which Landlord then purchases electric current from the Electric Service Provider or Alternate Service Provider (as said terms are hereinafter defined), as the case may be, plus a fee equal to five (5%) percent of such charges, representing agreed upon administrative and overhead costs to Landlord. Bills therefor shall be rendered monthly or at such other times as Landlord may elect together with copies of the submeter printouts showing the totalized demand for the meter and copies of the applicable public utility rate schedule pursuant to which Landlord is then purchasing electricity for the Building, and the amount, as computed from such meter, shall be deemed to be, and be paid as, additional rent, within ten (10) days thereafter, without any set-off or deduction. If any tax is imposed upon Landlord's receipt from the sale or resale of electric energy to Tenant by any federal, state or municipal authority, Tenant covenants and agrees that, where permitted by law, Tenant's pro rata share of such taxes shall be passed on to, and included in the bill of, and paid by, Tenant to Landlord.

               (b) Landlord has advised Tenant that presently Con Edison ("Electric Service Provider") is the utility company selected by Landlord to provide electricity service for the Building. Notwithstanding the foregoing, if permitted by law, Landlord shall have the right at any time and from time to time during the term of this Lease to either contract for service from a different company or companies providing comparable electricity service at comparable or lower rates (each such company shall hereinafter be referred to as an "Alternate Service Provider") or continue to contract for service from the Electric Service Provider.

               (c) Tenant shall cooperate with Landlord, the Electric Service Provider, and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, Electric Service Provider, and any Alternate Service Provider reasonable access to the Building's electric lines, feeders, risers, wiring, and any other machinery within the Demised Premises.

          Section 23.02. Landlord shall not be liable in any way for any loss, damage or expense that Tenant may sustain or incur by reason of or any failure, change, interruption or defect in the supply or character of electric energy furnished to the Demised Premises by reason of any requirement, act or omission of the Electric Service Provider or Alternate Service Provider (as said terms are hereinafter defined) serving the Building with electricity and no such failure, change, interruption or defect shall constitute an act of constructive eviction, in whole or in part, or entitle Tenant to any abatement of minimum rent or additional rent or relieve Tenant of its obligations under this Lease. Tenant shall furnish and install, at its sole cost and expense, all lighting fixtures, tubes, lamps, bulbs, ballasts and outlets relating to Tenant's electrical equipment.

          Section 23.03. Tenant's connected electrical load in the Demised Premises, including lighting, shall not at any time exceed the capacity of any of the electrical conductors and equipment in or servicing the Demised Premises which capacity Landlord represents to be six (6) watts per usable square foot (excluding the Building HVAC). In order to insure that such capacity is not exceeded and to avert possible adverse effect upon the Building electric service, Tenant shall not, without Landlord's prior consent in each instance, make any alteration or addition to the electric system of the Demised Premises existing on the Commencement Date, nor connect any additional fixtures, appliances or equipment that would exceed the electrical capacity of the Demised Premises represented by Landlord. Should Landlord grant such consent, all additional risers or other equipment required therefor shall be provided by Landlord and the cost thereof shall be paid by Tenant.

          Section 23.04. Landlord reserves the right to discontinue furnishing electric energy at any time, whether or not Tenant is in default under this Lease, upon not less than thirty (30) days' notice to Tenant, provided Landlord discontinues furnishing electricity to all other tenants in the Building. If Landlord exercises such right of discontinuance, this Lease shall continue in full force and effect and shall be unaffected thereby, except only that, from and after the effective date of such discontinuance, Landlord shall not be obligated to furnish electric energy to Tenant. If Landlord so elects to discontinue furnishing electric energy to Tenant, Tenant shall arrange to obtain electric energy directly from the public utility company furnishing electric service to the Building. Notwithstanding the foregoing, Landlord shall not discontinue furnishing electric energy until Tenant is able to obtain such electric energy directly from said public utility. Such electric energy may be furnished to Tenant by means of the then existing Building system feeders, risers and wiring to the extent that they are available, suitable and safe for such purposes. All meters and additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electric energy directly from such public utility company, and which are to be located within the Demised Premises, shall be installed by Landlord at its expense if such discontinuance was voluntary, or installed by Landlord at Tenant's expense if such discontinuance was required by law or the utility company. Thereafter, all of such equipment shall be maintained by Tenant at its expense.

                                  ARTICLE 24

                                    Broker

          Landlord and Tenant covenant and represent that the sole brokers who negotiated and brought about this transaction were Cushman Realty Corporation, CRF Partners, Inc. and Cohen Brothers Realty Corporation. Landlord agrees to pay a commission therefor to Cushman Realty Corporation and Cohen Brothers Realty Corporation as per separate agreements and Landlord shall not be responsible for any separate payment to CRF Partners, Inc. . Landlord and Tenant agree to hold the other harmless against any claims for a brokerage commission arising out of a breach by the other of the representations contained in this Article.

                                  ARTICLE 25

                        Subordination and Ground Lease

          Section 25.01. This Lease is subject and subordinate to (a) all ground and underlying leases on the Land and/or Building now or hereafter existing, and (b) to all mortgages which may now or hereafter affect any such ground and underlying leases or the Land and/or the Building, and to all renewals, modifications, amendments, consolidations, replacements or extensions of any of the foregoing. This clause shall be self-operative and no further instrument of subordination shall be required. However, in confirmation of such subordination, Tenant, at any time and from time to time, shall execute promptly, and within fifteen (15) days of such request, any certificate and document that Landlord may reasonably request which reasonably evidences such subordination. Landlord, within forty-five (45) days from the date hereof, agrees to obtain from Credit Suisse First Boston Mortgage Capital, LLC, the holder of the existing mortgage which is a lien on the Building Project, an agreement (the "non-disturbance and attornment agreement") providing in substance that Tenant's possession of and rights in the Demised Premises and under this Lease shall remain undisturbed, so long as Tenant is not in default under the provisions of this Lease, after any notice and the expiration of any applicable periods of grace, and provided Tenant agrees in said instrument to attorn to such mortgagee as its landlord under this Lease. If a fully executed and acknowledged original copy of such non-disturbance and attornment agreement is not delivered to Tenant within such forty-five (45) day period, Tenant, as its sole remedy for Landlord's failure to obtain the non-disturbance and attornment agreement, may by notice given within fifteen (15) days after the expiration of such forty-five (45) day period, terminate this Lease on a date specified in such notice which shall not be later than thirty (30) days after the date of said notice, unless prior to such termination date all such copies are delivered to Tenant or Tenant elects to rescind such notice. In the event of such termination, neither Landlord nor Tenant shall have any further liability to each other except that Landlord shall return to Tenant all moneys given to Landlord upon the execution of this Lease. Concurrently with the execution of this Lease, Tenant has executed a non-disturbance and attornment agreement with respect to such mortgagee. It is further agreed that this Lease shall not be subject and subordinate to and Tenant shall not be required to attorn to any mortgages or any ground or underlying leases which may hereafter affect the Building Project, unless the holder of each such mortgage or lessor under each such lease executes such non-disturbance and attornment agreement in the then customary form of such mortgagee or lessor.

          Section 25.02. (a) The Tenant covenants and agrees that if by reason of a default under any underlying lease, or under any mortgage, such underlying lease and the leasehold estate of the Landlord in the Demised Premises is terminated, or the Land and/or the Building are foreclosed upon or transferred in lieu of a foreclosure, the Tenant will attorn to the then holder of the reversionary interest in the premises demised by this Lease or the foreclosure purchaser or transferee in lieu of foreclosure, and will recognize such holder, purchaser or transferee as the Tenant's Landlord under this Lease, unless, subject to any non-disturbance agreement, the lessor under such underlying lease or the holder of any such mortgage shall, in any proceeding to terminate such underlying lease or foreclose such mortgage, elects to terminate this Lease and the rights of Tenant hereunder provided, however, the holder of the reversionary interest or the foreclosure purchaser or transferee in lieu of foreclosure shall not be (i) liable for any act or omission or negligence of Landlord under this Lease;
     (ii) subject to any counterclaim, defense or offset, not expressly provided for in this Lease and asserted with reasonable promptness which theretofore shall have accrued to Tenant against Landlord; (iii) obligated to perform, undertake or complete any work in the Demised Premises or to prepare it for occupancy; (iv) bound by any previous modification or amendment of this Lease or by any previous prepayment of more than one (1) month's rent, unless such modification or prepayment shall have been approved in writing by the holder of such Mortgage; (v) obligated to repair the Demised Premises, or the Building, or any part thereof, in the event of any damage beyond such repair as can reasonably be accomplished from the net proceeds of insurance actually made available to the then holder of the reversionary interest or the foreclosure purchaser or transferee in lieu of foreclosure; (vi) obligated to repair the Demised Premises or the Building, or any part thereof, in the event of partial condemnation of the Demised Premises or the Building; (vii) required to account for any security deposit of Tenant unless actually delivered to such holder, purchaser or transferee by Landlord; (viii) bound by any obligation to make any payment to Tenant or grant any credits, except for services, repairs, maintenance and restoration provided for under this Lease to be performed by Landlord after the date of attornment; or (ix) responsible for any monies owing by Landlord to Tenant. Nothing contained in this subparagraph shall be construed to impair any right otherwise exercisable by any such holder, purchaser or transferee. Tenant agrees to execute and deliver, at any time and from time to time, upon the request of the Landlord of or the lessor under any such underlying lease or the holder of any such mortgage any instrument which may be necessary or appropriate to evidence such attornment. The Tenant further waives the provisions of any statute or rule or law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this Lease or to surrender possession of the premises demised hereby in the event any proceeding is brought by the lessor under any underlying lease or the holder of any such mortgage to terminate the same, and agrees that, subject to any non-disturbance agreement, unless and until any such lessor or holder, in connection with any such proceeding, shall elect to terminate this Lease and the rights of Tenant hereunder, this Lease shall not be affected in any way whatsoever by any such proceeding.

               (b) Upon Tenant's receipt of a written notice from the lessor under any underlying lease or the holder of any such mortgage to the effect that (i) the lessor of said underlying lease or the holder of any such mortgage is entitled to send a notice to the Landlord, as tenant under said underlying lease, terminating said lease, or such holder is entitled to performance by Tenant under the Lease, and (ii) the Tenant should pay the minimum rent and additional rent thereafter due and payable under this Lease to said lessor or the holder of any such mortgage at a place designated in such notice, Tenant shall pay such minimum rent and additional rent to said lessor under said underlying lease or the holder of any such mortgage at such designated place until such time as said lessor or holder shall notify Tenant that Landlord is no longer in default under said underlying lease or such mortgage and that Tenant may resume paying all minimum rent and additional rent thereafter due and payable under this Lease to Landlord. Tenant shall have no liability to the Landlord for paying any minimum rent or additional rent to said lessor under the underlying lease or holder of any such mortgage or otherwise acting in accordance with the provisions of any notice sent to it under this paragraph and shall be relieved of its obligations to pay Landlord any minimum rent or additional rent under this

     Lease to the extent such payments are made to said lessor under the underlying lease.

          Section 25.03. In the event of any act or omission by Landlord which would give Tenant the right to terminate this Lease or to claim a partial or total eviction, pursuant to the terms of this Lease, if any, Tenant will not exercise any such right until:

               (a) it has given a written notice to cure (concurrently with any notice given to Landlord), regarding such act or omission to the holder of any mortgage and to the landlord of any ground or underlying lease, whose names and addresses shall previously have been furnished to Tenant, addressed to such holder and landlord at the last addresses so furnished, and

               (b) a reasonable period of time (not to exceed the period in this Lease or the ground lease or the mortgage, as the case may be) for remedying such act or omission shall have elapsed following such giving of notice and the expiration of any grace period applicable thereto in favor of Landlord hereunder, during which such holder and landlord, or any of them, with reasonable diligence, following the giving of such notice, shall not have commenced and is or are not continuing to remedy such act or omission or to cause the same to be remedied.

          Section 25.04. If, in connection with obtaining financing for the Building, or of Landlord's interest in any ground or underlying lease, a banking, insurance or other recognized institutional lender shall request modifications in this Lease as a condition to such financing, Tenant will not withhold, delay or defer its consent thereto and its execution and delivery of such modification agreement, provided that such modifications do not increase the obligations (including the monetary obligations) of Tenant hereunder or adversely affect the leasehold interest hereby created or Tenant's use and enjoyment of the Demised Premises or Tenant's rights or reduce the Building's services or Landlord's obligations.

          Section 25.05. Landlord represents that the only mortgage covering the Land and Building is the existing mortgage held by Credit Suisse First Boston Mortgage Capital, LLC, that there are no defaults thereunder by Landlord, and that there is no present ground or underlying lease covering the Land and Building.

                                  ARTICLE 26

                             Estoppel Certificate

          Landlord and Tenant shall at any time, and from time to time, within ten (10) business days after so requested by the other execute, acknowledge and deliver to the other , a statement addressed to the other or its designee or the holder of any mortgage encumbering the Land and/or Building (a) certifying that this Lease is unmodified and in full force and effect

(or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (b) stating the dates to which the minimum rent and additional rent have been paid, (c) stating whether or not there exists any default by the other under this Lease, and, if so, specifying each such default, and (d) such other information as may be required by Landlord, Tenant or any mortgagee, it being intended that any such statement may be relied upon by Landlord, Tenant, by any mortgagee or prospective mortgagee of any mortgage affecting the Building or the leasehold estate under any ground or underlying lease affecting the land described in Schedule B and/or Building and improvements thereon, or may be relied upon by the landlord under any such ground or underlying lease or a purchaser of Lessee's estate under any such ground or underlying lease or any interest therein, or any assignee of Tenant.

                                  ARTICLE 27

                             Waiver of Jury Trial

          Tenant hereby waives the right to trial by jury in any summary proceeding that may hereafter be instituted against it or in any action or proceeding that may be brought by Landlord on matters which are connected with this Lease, or any of its provisions or Tenant's use or occupancy of the Demised Premises, including any claims for injury or damage, or any emergency or other statutory remedy with respect thereto.

                                  ARTICLE 28

                             Surrender of Premises

          Section 28.01. Upon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender the Demised Premises, vacant, broom clean, in good order and condition, ordinary wear and tear and damage by fire or other casualty excepted, and shall remove all its personal property therefrom. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

          Section 28.02. In the event Tenant shall remain in possession of the Demised Premises after the expiration or other termination of the term of this Lease, such holding over shall not constitute a renewal or extension of this Lease. Landlord, may, at its option, elect to treat Tenant as one who is not removed at the end of the term, and thereupon be entitled to all of the remedies against Tenant provided by law in that situation or Landlord may elect to construe such holding over as a tenancy from month-to-month, subject to all of the terms and conditions of this Lease, except as to the duration thereof, and the minimum rent shall be due, in either of such events, at a monthly rental rate equal to two (2) times the monthly installment of minimum rent which would otherwise be payable for such month, together with any and all additional rent. Tenant shall also be responsible for and hereby indemnifies Landlord against any claims made by any succeeding tenant or prospective tenant founded upon Tenant's delay in surrendering the Demised Premises to Landlord.

                                  ARTICLE 29

                             Rules and Regulations

          Section 29.01. Tenant, its servants, employees, agents, visitors and licensees shall observe faithfully and comply with the rules and regulations set forth in Schedule "C" attached hereto and made a part hereof. Landlord shall have the right from time to time during the term of this Lease to make reasonable changes in and additions to the rules thus set forth provided such changes and additions are applicable to all other office tenants in the Building. All rules and regulations shall be enforced in a non-discriminatory manner.

          Section 29.02. Any failure by Landlord to enforce any rules and regulations now or hereafter in effect, either against Tenant or any other tenant in the Building, shall not constitute a breach hereunder or waiver of any such rules and regulations.

                                  ARTICLE 30

                    Successors and Assigns and Definitions

          Section 30.01. The covenants, conditions and agreements contained in this Lease shall bind and enure to the benefit of Landlord and Tenant and their respective distributees, legal representatives, successors and, except as otherwise provided herein, their assigns.

          Section 30.02. The term "Landlord" as used in this Lease, so far as the covenants and agreements on the part of Landlord are concerned shall be limited to mean and include only the owner or owners at the time in question of the tenant's estate under any ground or underlying lease covering the Land described in Schedule B hereto annexed and/or the fee title of Landlord covering the Land and/or the Building and improvements thereon. In the event of any assignment or assignments of such tenant's estate or transfer of such title, Landlord herein named (and in case of any subsequent assignment or transfer, the then assignor or transferor) shall be automatically freed and relieved from and after the date of such assignment or transfer of all personal liability as respects to performance of any of Landlord's covenants and agreements thereafter to be performed, and such assignee or transferee shall be bound by all of such covenants and agreements; it being intended that Landlord's covenants and agreements shall be binding on Landlord, its successors and assigns only during and in respect of their successive periods of such ownership.

          However, in any event, the members in Landlord shall not have any personal liability or obligation by reason of any default by Landlord under any of Landlord's covenants and agreements in this Lease. In case of such default, Tenant will look only to Landlord's estate, as tenant, under such ground or underlying lease and/or its interest in the Land and/or Building, to recover any loss or damage resulting therefrom; and Tenant shall have no right to nor shall Tenant assert any claim against nor have recourse to Landlord's other property or assets to recover such loss or damage.

          Section 30.03. All pronouns or any variation thereof shall be deemed to refer to masculine, feminine or neuter, singular or plural as the identity of the person or persons may require; and if Tenant shall consist of more than one
(1) person, the obligations of such persons, as Tenant, under this Lease, shall be joint and several.

          Section 30.04. The definitions contained in Schedule E annexed hereto are hereby made a part of this Lease.

                                  ARTICLE 31

                                    Notices

          Any notice, statement, certificate, request, approval, consent or demand required or permitted to be given under this Lease shall be in writing sent by registered or certified mail (or reputable, commercial overnight courier service) return receipt requested, addressed, as the case may be, to Landlord, at 750 Lexington Avenue, New York, New York 10022, and to Tenant prior to its occupancy of the Demised Premises at its address hereinbefore first set forth, and after its occupancy at the Demised Premises with copies to Chief Financial Officer and General Counsel, CMGI, Inc., 100 Brickstone Square, Andover, Massachusetts 01810, or to such other addresses as Landlord or Tenant respectively shall designate in the manner herein provided. Such notice, statement, certificate, request, approval, consent or demand shall be deemed to have been given on the date when mailed, as aforesaid, or on the date of delivery by overnight courier.

                                  ARTICLE 32

                          No Waiver; Entire Agreement

          Section 32.01. The specific remedies to which Landlord may resort under the provisions of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may be lawfully entitled in case of any breach or threatened breach by Landlord of any of the terms, covenants and conditions of this Lease. The failure of Landlord or Tenant to insist upon the strict performance of any of the terms, covenants and conditions of this Lease, or to exercise any right or remedy herein contained, shall not be construed as a waiver or relinquishment for the future of such term, covenant, condition, right or remedy. A receipt by Landlord of minimum rent or additional rent with knowledge of the breach of any term, covenant or condition of this Lease shall not be deemed a waiver of such breach. This Lease may not be changed or terminated orally. In addition to the other remedies in this Lease provided, Landlord shall be entitled to seek to restrain by injunction, the violation or attempted or threatened violation of any of the terms, covenants and conditions of this Lease or to a decree, any court having jurisdiction in the matter, compelling performance of any such terms, covenants and conditions.

          Section 32.02. No receipt of monies by Landlord from Tenant, after any re-entry or after the cancellation or termination of this Lease in any lawful manner, shall reinstate the Lease; and after the service of notice to terminate this Lease, or after commencement of any action, proceeding or other remedy, Landlord may demand, receive and collect any monies due, and apply them of account of Tenant's obligations under this Lease but without in any respect affecting such notice, action, proceeding or remedy, except that if a money judgment is being sought in any such action or proceeding, the amount of such judgment shall be reduced by such payment.

          Section 32.03. If Tenant is in arrears in the payment of minimum rent or additional rent, Tenant waives its right, if any, to designate the items in arrears against which any payments made by Tenant are to be credited and Landlord may apply any of such payments to any such items in arrears as Landlord, in its sole discretion, shall determine, irrespective of any designation or request by Tenant as to the items against which any such payments shall be credited.

          Section 32.04. No payment by Tenant nor receipt by Landlord of a lesser amount than may be required to be paid hereunder shall be deemed to be other than on account of any such payment, nor shall any endorsement or statement on any check or any letter accompanying any check tendered as payment be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such payment due or pursue any other remedy in this Lease provided.

          Section 32.05. This Lease and the Schedules annexed hereto constitute the entire agreement between Landlord and Tenant referable to the Demised Premises, and all prior negotiations and agreements are merged herein.

          Section 32.06. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                                  ARTICLE 33

                                   Captions

          The captions of Articles in this Lease are inserted only as a matter of convenience and for reference and they in no way define, limit or describe the scope of this Lease or the intent of any provision thereof.

                                  ARTICLE 34

                             Inability to Perform

          If the performance or observance by Landlord or Tenant of any of the terms, covenants and conditions of this Lease on the part of Landlord or Tenant to be performed shall be delayed by reason of unavoidable delays (as hereinafter defined), then the time for the performance or observance thereof shall be extended for the period of time as Landlord or Tenant shall have been so delayed, provided Tenant shall continue, notwithstanding unavoidable delays, to be obligated to pay minimum rent and additional rent without abatement.

          Notwithstanding anything to the contrary contained in this Lease, if Landlord shall fail to provide services or perform work or repairs, as provided in this Lease (collectively, an "Interruption"), and such Interruption shall materially impair the customary operation of Tenant's business in all or any part of the Demised Premises (other than a de minimis part), and if (i) such Interruption shall continue for a period in excess of thirty (30) consecutive days following receipt by Landlord of notice from Tenant describing such Interruption and (ii) such Interruption shall not have been caused by an act or omission in violation of this Lease by or the negligence of Tenant, or of Tenant agents, servants, employees or contractors (an Interruption that satisfied all of the foregoing conditions being referred to hereinafter as a "Material Interruption"), then Tenant shall be entitled to an abatement of the minimum rent and escalation rent payable under Article 22 (such abatement to be prorated if only a part of the Demised Premises shall be so affected by such Material Interruption),which shall begin on the 31st consecutive day of such Material Interruption and shall end upon the date such Material Interruption has been terminated.

          The words "unavoidable delays", as used in this Lease shall mean (a) the enactment of any law or issuance of any governmental order, rule or regulation (i) prohibiting or restricting performance of work of the character required to be performed by Landlord under this Lease, or (ii) establishing rationing or priorities in the use of materials, or (iii) restricting the use of labor, and (b) strikes, lockouts, acts of God, inability to obtain labor or materials, enemy action, civil commotion, fire, unavoidable casualty or other similar types of causes beyond the reasonable control of Landlord, other than financial inability.

                                  ARTICLE 35

                        No Representations by Landlord

          Neither Landlord nor any agent or employee of Landlord has made any representation whatsoever with respect to the Demised Premises except as expressly set forth in this Lease.

                                  ARTICLE 36

                                 Rent Control

          In the event the minimum rent and/or additional rent or any part thereof provided to be paid by Tenant under the provisions of this Lease during the demised term shall become uncollectible or shall be reduced or required to be reduced or refunded by virtue of any federal, state, county or city law, order or regulation, or by any direction of a public officer or body pursuant to law, or the orders, rules, code or regulations of any organization or entity formed pursuant to law, Tenant shall enter into such agreement(s) and take such other steps (without additional expense or liability to Tenant) as Landlord may reasonably request and as may be legally permissible to permit Landlord to collect the maximum rents which from time to time during the continuance of such legal rent restriction may be legally permissible (and not in excess of the amounts reserved therefor under this Lease). Upon the termination of such legal rent restriction, (a) the minimum rent and/or additional rent shall become and thereafter be payable in accordance with the amounts reserved herein for the periods following such termination, and (b) Tenant shall pay to Landlord promptly upon being billed, to the maximum extent legally permissible, an amount equal to (i) minimum rent and/or additional rent which would have been paid pursuant to this Lease but for such legal rent restriction less (ii) the rents paid by Tenant during the period such legal rent restriction was in effect.

                                  ARTICLE 37

                            Landlord's Contribution

          Subject to the provisions of Article 5 of this Lease, and except for the work to be performed by Landlord pursuant to Section 2.02, Tenant agrees to perform the initial work and installations required to make the Demised Premises suitable for the conduct of Tenant's business. Tenant agrees to deliver to Landlord, for Landlord's approval the plans and specifications for Tenant's initial work within sixty (60) days following the Commencement Date (the "initial work"). Landlord agrees to contribute up to the sum of $1,912,500.00 ("Landlord's Contribution") toward the cost of such work, which shall include hard and soft costs. Landlord shall pay to Tenant, from time to time, but not more often that once a month, ninety (90%) percent of the cost of the work requested by Tenant theretofore performed by the contractor, provided Tenant delivers to Landlord concurrently with its request, receipted bills of the contractor involved approved by Tenant, a certificate by Tenant's architect that such bills have been approved and the work or materials evidenced by such bills have been satisfactorily performed or delivered and a waiver of mechanic's lien signed by the contractor with respect to the amount paid as evidenced by the receipted bill, such payment to be made to Tenant within ten (10) days after receipt of Tenant's request together with the aforesaid documentation. Within ten (10) days after Landlord receives a certificate from Tenant's architect stating that Tenant's work has been substantially completed, that the same has been performed in compliance with all applicable Governmental Requirements and the approved plans and specifications and delivery to Landlord, if applicable, of the final "sign-off" letters and equipment use permits (as necessary) for all work performed from the applicable municipal authorities, Landlord shall pay to Tenant the aggregate of the ten (10%) percent sums retained by Landlord. Landlord shall have no obligation or responsibility to pay any cost exceeding the amount of Landlord's Contribution. If the amount Tenant expends for the cost exceeds the amount of Landlord's Contribution, Tenant shall be responsible for the payment to the contractors of the excess. If said amount is less than the amount of Landlord's Contribution, Landlord shall apply such difference to the payment of minimum rent as and when the same would otherwise become due and payable under this Lease. Tenant shall indemnify and hold Landlord harmless from and against any and all claims, costs and expenses in connection with such work exceeding the amount of Landlord's Contribution.

                                  ARTICLE 38

                                Roof Equipment

          Tenant shall have the right to use its prorata share of the available area on the roof designated by Landlord for the purpose of locating and/or installing, at its own cost and expense, a satellite dish, antenna and/or telecommunications equipment (collectively "Equipment"). However, if Landlord thereafter is required to use additional area on the roof in connection with the operation of the Building, and no other area on the roof is then available for such purpose, Tenant's prorata share thereof shall be reduced accordingly and Tenant shall remove its Equipment from such area and repair any damage caused thereby. Tenant shall also have the right, subject to the provisions of Article 5, to install in the Building core area, risers, ducts, conduits or other facilities, necessary to connect such Equipment to the Demised Premises or the Additional Space (as hereinafter defined) then leased by Tenant. All such Equipment and connecting facilities shall be installed and maintained in a manner not to disturb the other tenants in the Building, the operation of the Building systems therein, in compliance with all applicable Governmental Requirements, and subject to plans showing the type of Equipment and connecting facilities to be installed and its location and manner of installation, such plans to be approved by Landlord. Tenant shall cause the Equipment to be covered under Tenant's liability insurance policy. Tenant shall indemnify and hold Landlord harmless from and against any loss, claim, damage or expense in connection with or relating to the installation, maintenance and operation of such Equipment and connecting facilities. Tenant, at its own cost, shall repair any damage to the Building, roof and/or Demised Premises caused by such work, and shall at all times maintain and repair the Equipment and wiring, including any required replacements thereof.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.


                                622 BUILDING COMPANY LLC,
                                By:  622 Building Corp.,
                                     its managing member


                                By:  /s/ Charles Steven Cohen
                                     -------------------------------------------
                                     Charles Steven Cohen, President

                                                                    Landlord

                                CMGI, INC.


                                By:  /s/ Andrew J. Hajducky III
                                     -------------------------------------------
                                     Andrew J. Hajducky III
                                     Executive Vice President, CFO and Treasurer

                                                                    Tenant